                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: HOMEPLACE OF AMERICA, INC. ET AL      CASE NO.:       REPORTING PERIOD
HomePlace of America, Inc.                     01-0181         JANUARY 2001
HomePlace Management, Inc.                     01-0182
HomePlace Stores, Inc.                         01-0183
HomePlace Stores Two, Inc.                     01-0184
                                                           JOINTLY ADMINISTERED

                            MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS                                             FORM NO.   DOCUMENTS ATTACHED    EXPLANATION ATTACHED
------------------                                             --------   ------------------    --------------------

Cash Summary Schedule                                           MOR-1A            YES
Schedule of Cash Receipts and Disbursements                     MOR-1B            YES
Cash Receipts Concentration Account                             MOR-1C            YES
Cash Disbursements Wire Account                                 MOR-1D            YES
Cash Disbursements Checking Account Summary                     MOR-1E            YES
Cash Disbursements Checking Account Detail                      MOR-1F            YES

Statement of Operations                                         MOR-2             YES
Balance Sheet                                                   MOR-3             YES
Status of Postpetition Taxes                                    MOR-4             YES
    Copies of IRS Form 123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                            MOR-4             YES
    Listing of aged accounts payable

Accounts Receivable Reconciliations and Aging                   MOR-5             YES
Debtor Questionnaire                                            MOR-5             YES

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.



--------------------------------------   --------------------------------------
Signature of Debtor                      Date

/s/ David Frost
--------------------------------------   --------------------------------------
Signature of Authorized Individual*      Date


David Frost                              Senior Vice President of Finance
--------------------------------------   --------------------------------------
Printed Name of Authorized Individual    Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager of member if debtor is a limited liability company.

                                                                        Form MOR
                                                                          (9/99)

HomePlace of America, Inc. et al               Case No: 01-0181 through 01-0184
MONTHLY OPERATING REPORT - CASH       Reporting Period: January 2001      MOR-1A
AS OF JANUARY 27, 2001

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                    1/27/01
                   G/L                                                      BANK                    BALANCE           TRANSFER
   STORE #      ACCOUNT #                 LOCATION                        ACCOUNT #                 PER G/L          DIFFERENCE
-----------------------------------------------------------------------------------------------------------------------------------

          9901    111000    MASTER DISBURSEMENTS - NATIONSBANK             3750014330                274,059.20              0.00
          9951    111000    WESTERN LUMBER                                                                (0.30)             0.00
             2    111000    MYRTLE BEACH POTTERY                           3750661288                 28,901.47         13,698.16
             4    111000    SPARTANBURG                                    3750661291                 38,251.75              0.00
 5,33,34,35,51    111000    GURNEE/NAPER/SKOK/HANOVERPARK                 340006000215                69,132.66              0.00
             6    111000    WOODBRIDGE                                     3750661301                 34,579.73         (1,400.00)
             7    111000    OKLAHOMA CITY,OK                               3750944293                 19,704.65              0.00
             8    111000    WESTERVILLE, OH                                652308735              (2,943,331.86)     2,948,701.23
             9    111000    OVERLAND PARK, KS                              3750944280                 13,265.64              0.00
            10    111000    CLOSED STORE                                    CLOSED                       810.00              0.00
            12    111000    KANNAPOLIS                                   2072880154623                 5,033.21              0.00
            13    111000    MATTHEWS                                       3750661314                 19,337.16              0.00
  14,29,30,126    111000    MONT/HOME/IRON                                  38365812                 107,860.31              0.00
            15    111000    N CHARLESTON                                   3750661327                 15,589.94              0.00
            16    111000    TALLAHASSEE                                    3750661330                 20,472.68              0.00
            17    111000    BRANDON                                        3750661343                 29,215.42              0.00
            18    111000    KNOXVILLE                                      3750661356                 19,982.92            (21.94)
            19    111000    INDIANAPOLIS                          705001363336 & 350251003041        143,821.48       (124,527.18)
            20    111000    MISHAWAKA                             705001363336 & 350251002977        148,953.25       (131,795.98)
            21    111000    METRO CITY, AZ                                 4159542620             (1,148,034.85)     1,155,015.60
            22    111000    WINTER PARK                                    3750661369                 13,492.86              0.00
            23    111000    ROANOKE                                        3750661372                 19,176.55              0.00
            24    111000    AUGUSTA                                        3750661385                 36,954.00              0.00
            25    111000    RALEIGH                                        3750661398                 24,816.47              0.00
            26    111000    SUNRISE                                        3750661408                 27,200.81              0.00
            28    111000    JACKSONVILLE                                   3750661424                 16,094.10              0.00
            31    111000    PERIMETER, GA                                  3750852181                 10,601.62              0.00
       NORWEST    111000    32,56,59,60,78,82,88,102,111,120,121           9440241579                157,161.99        126,000.00
            36    111000    HILLSBORO, OR                                  4311264006                142,109.47       (130,426.26)
            37    111000    GREENSBORO                                     3750661437                 27,192.29              0.00
            38    111000    PALM HARBOR                                    3750661440                 22,151.88              0.00
            40    111000    FAIRFAX                                        3750661453                 10,354.78              0.00
            41    111000    DULUTH                                         3750661466                 23,031.14              0.00
            42    111000    SARASOTA                                       3750054099                 21,817.22              0.00
            43    111000    LAFAYETTE                                     350251003058               122,572.99       (103,256.77)
            45    111000    CASTLETON                                     350251003033               155,625.06       (139,805.25)
            47    111000    ROSWELL                                        3750661482                 10,848.68              0.00
            48    111000    ORLANDO                                        3750640979                  9,274.95              0.00
            49    111000    CUMBERLAND                                     3750079977                 11,872.46         (1,000.00)
            50    111000    LAUREL                                         3750079980                 13,744.01              0.00
            52    111000    DAYTON                                         483143541                 174,078.66       (154,054.93)
            53    111000    WHITE MARSH                                    3751203182                 17,637.19         (5,982.34)
            54    111000    SEMINOLE                                       3751203179                 12,865.40              0.00
            55    111000    TAMPA, FL                                      3751254791                 15,277.14              0.00
            57    111000    ELLIOTT CITY, MD                               3750852275                 13,365.20              0.00
            58    111000    SCOTTSDALE, AZ                                 4159537968                109,527.06       (100,050.08)
            61    111000    KNOXVILLE, TN                                  3750852288                 17,627.29              0.00
            62    111000    ATLANTIC CITY, NJ                              1008984328             (1,457,909.24)     1,473,290.13
            63    111000    TULSA, OK                                      3750944316                 12,323.20              0.00
            64    111000    ALTAMONTE, FL                                  3751433198                 11,081.94              0.00
            65    111000    N BRUNSWICK, NJ                                1008984264                116,163.73       (107,722.83)
            66    111000    LA PLAZA, TX                                   3750852301                 14,302.91              0.00
            67    111000    LEWISVILLE,TX                                  3750852314                  9,830.55              0.00
            68    111000    BEST IN WEST, NV                               4159798990                215,484.07       (200,171.00)
            69    111000    CORTLANDT, NY                                 350251003017               169,715.55       (150,743.83)
            70    111000    WARMINSTER, PA                                 1008984336                129,528.44       (117,005.38)
            71    111000    CHATTANOOGA, TN                                3750852327                 17,467.34              0.00
            72    111000    CINCINNATI, OH                                350251003074               110,634.35       (100,998.09)
            73    111000    CRANBERRY, PA                                  1008984344                114,550.80       (108,216.21)
            74    111000    ERIE, PA                                       1008984272                148,062.86       (134,643.34)
            75    111000    COLLIN, TX                                     3750852178                 11,029.86              0.00
            76    111000    BEAVERCREEK, OH                               115310000914               153,277.35       (140,274.22)
            77    111000    GREENSBORO, NC                                 3750874101                 18,269.07              0.00
            79    111000    DUBLIN, OH                                      20062078                 116,223.94       (110,221.51)
            80    111000    OXFORD VALLEY, PA                              1008984299                135,222.18       (122,918.17)
            81    111000    DEL RAY BEACH, FL                              3751433208                 18,752.19              0.00
            83    111000    MAYFIELD HTS, OH                              350251003090               170,052.80       (166,989.65)

----------------------------------------------------------------------------------------------------------------------------------
                                                 RECONCILED                                                          RECONCILED
                                                  1/27/01        1/27/01          DEPOSITS                            1/27/01
                  BOOK           BOOK             BALANCE        BALANCE            IN            OUTSTANDING         BALANCE
   STORE #       DEBITS         CREDITS           PER G/L        PER BANK         TRANSIT            CHECKS           PER BANK
----------------------------------------------------------------------------------------------------------------------------------

          9901         0.00            0.00        274,059.20    274,059.20              0.00              0.00        274,059.20
          9951         0.00            0.00             (0.30)        (0.30)             0.00              0.00             (0.30)
             2         2.47       (1,437.91)        41,164.19          0.00         41,164.19              0.00         41,164.19
             4         0.00         (693.33)        37,558.42          0.00         37,558.42              0.00         37,558.42
 5,33,34,35,51       264.13       (6,988.35)        62,408.44      8,475.65         53,932.79              0.00         62,408.44
             6         0.20      (13,162.90)        20,017.03          0.00         20,017.03              0.00         20,017.03
             7     1,225.07       (2,482.74)        18,446.98          0.00         18,446.98              0.00         18,446.98
             8         0.00         (922.36)         4,447.01          0.00          4,447.01              0.00          4,447.01
             9         1.00         (706.92)        12,559.72          0.00         12,559.72              0.00         12,559.72
            10         0.00         (810.00)             0.00          0.00              0.00              0.00              0.00
            12         0.00         (209.65)         4,823.56        548.72          4,274.84              0.00          4,823.56
            13         0.00         (856.91)        18,480.25          0.00         18,480.25              0.00         18,480.25
  14,29,30,126         0.00      (14,452.79)        93,407.52     29,312.15         64,095.37              0.00         93,407.52
            15         0.00       (2,845.97)        12,743.97          0.00         12,743.97              0.00         12,743.97
            16       100.00         (979.72)        19,592.96          0.00         19,592.96              0.00         19,592.96
            17        15.30       (5,243.70)        23,987.02          0.00         23,987.02              0.00         23,987.02
            18         0.00       (1,578.70)        18,382.28          0.00         18,382.28              0.00         18,382.28
            19       100.00         (506.48)        18,887.82          0.00         18,887.82              0.00         18,887.82
            20         1.00         (519.55)        16,638.72          0.00         16,638.72              0.00         16,638.72
            21        65.98       (1,090.22)         5,956.51          0.00          5,956.51              0.00          5,956.51
            22       422.41       (5,794.67)         8,120.60          0.00          8,120.60              0.00          8,120.60
            23        39.92       (1,500.45)        17,716.02          0.00         17,716.02              0.00         17,716.02
            24         0.00         (853.85)        36,100.15          0.00         36,100.15              0.00         36,100.15
            25         3.00       (1,873.73)        22,945.74          0.00         22,945.74              0.00         22,945.74
            26         0.00       (3,831.36)        23,369.45          0.00         23,369.45              0.00         23,369.45
            28         0.00       (1,634.59)        14,459.51          0.00         14,459.51              0.00         14,459.51
            31     1,018.63       (3,496.08)         8,124.17          0.00          8,124.17              0.00          8,124.17
       NORWEST       850.00      (29,425.40)       254,586.59    124,096.83        130,489.76              0.00        254,586.59
            36         0.00       (1,448.51)        10,234.70          0.00         10,234.70              0.00         10,234.70
            37     2,458.21      (13,208.73)        16,441.77          0.00         16,441.77              0.00         16,441.77
            38     2,500.00       (3,403.49)        21,248.39          0.00         21,248.39              0.00         21,248.39
            40     3,433.94       (1,240.06)        12,548.66          0.00         12,548.66              0.00         12,548.66
            41         0.00      (11,165.49)        11,865.65          0.00         11,865.65              0.00         11,865.65
            42     1,000.00         (291.66)        22,525.56          0.00         22,525.56              0.00         22,525.56
            43        48.78       (5,492.85)        13,872.15          0.00         13,872.15              0.00         13,872.15
            45         0.00       (2,243.09)        13,576.72          0.00         13,576.72              0.00         13,576.72
            47        20.00       (1,398.70)         9,469.98          0.00          9,469.98              0.00          9,469.98
            48         0.01       (1,338.23)         7,936.73          0.00          7,936.73              0.00          7,936.73
            49     1,860.00       (2,437.33)        10,295.13          0.00         10,295.13              0.00         10,295.13
            50         0.00         (924.16)        12,819.85          0.00         12,819.85              0.00         12,819.85
            52         0.00       (1,050.00)        18,973.73          0.00         18,973.73              0.00         18,973.73
            53         0.01       (1,294.03)        10,360.83          0.00         10,360.83              0.00         10,360.83
            54         6.40         (484.97)        12,386.83          0.00         12,386.83              0.00         12,386.83
            55         0.00         (939.91)        14,337.23          0.00         14,337.23              0.00         14,337.23
            57     1,016.37       (1,443.29)        12,938.28          0.00         12,938.28              0.00         12,938.28
            58       270.00       (1,002.25)         8,744.73          0.00          8,744.73              0.00          8,744.73
            61         0.00       (1,227.82)        16,399.47          0.00         16,399.47              0.00         16,399.47
            62         0.00       (2,033.79)        13,347.10          0.00         13,347.10              0.00         13,347.10
            63         0.00       (1,312.10)        11,011.10          0.00         11,011.10              0.00         11,011.10
            64         0.20         (180.44)        10,901.70          0.00         10,901.70              0.00         10,901.70
            65         0.00       (1,075.16)         7,365.74          0.00          7,365.74              0.00          7,365.74
            66     1,000.00       (1,202.07)        14,100.84          0.00         14,100.84              0.00         14,100.84
            67     1,000.00         (821.42)        10,009.13          0.00         10,009.13              0.00         10,009.13
            68         0.00       (1,335.01)        13,978.06          0.00         13,978.06              0.00         13,978.06
            69       130.00       (2,278.11)        16,823.61          0.00         16,823.61              0.00         16,823.61
            70         0.00       (3,131.14)         9,391.92          0.00          9,391.92              0.00          9,391.92
            71       300.00       (1,678.44)        16,088.90          0.00         16,088.90              0.00         16,088.90
            72        33.58       (1,053.53)         8,616.31          0.00          8,616.31              0.00          8,616.31
            73        30.00         (302.98)         6,061.61          0.00          6,061.61              0.00          6,061.61
            74     1,000.50       (1,281.76)        13,138.26          0.00         13,138.26              0.00         13,138.26
            75       210.00       (2,321.21)         8,918.65          0.00          8,918.65              0.00          8,918.65
            76         0.00         (517.60)        12,485.53          0.00         12,485.53              0.00         12,485.53
            77         0.00       (1,657.91)        16,611.16          0.00         16,611.16              0.00         16,611.16
            79     2,500.68         (521.15)         7,981.96          0.00          7,981.96              0.00          7,981.96
            80         0.01       (3,955.84)         8,348.18          0.00          8,348.18              0.00          8,348.18
            81       174.18       (5,477.14)        13,449.23          0.00         13,449.23              0.00         13,449.23
            83     9,035.07       (3,270.62)         8,827.60          0.00          8,827.60              0.00          8,827.60

HomePlace of America, Inc. et al               Case No: 01-0181 through 01-0184
MONTHLY OPERATING REPORT - CASH       Reporting Period: January 2001      MOR-1A
AS OF JANUARY 27, 2001

--------------------------------------------------------------------------------------------------------------------------------

                                                                                                 1/27/01
                   G/L                                                   BANK                    BALANCE           TRANSFER
   STORE #      ACCOUNT #                 LOCATION                     ACCOUNT #                 PER G/L          DIFFERENCE
--------------------------------------------------------------------------------------------------------------------------------

        84/127    111000    JACKSON, MS, SOUTHHAVEN, MS                 1006967046                 43,549.04              0.00
            85    111000    SHELBY, MI                                   1652863                   24,200.23              0.00
            86    111000    VERO BEACH, FL                              3751433211                 20,137.29              0.00
            87    111000    TRI COUNTY, OH                             350251003082               106,023.98        (96,266.85)
            89    111000    AHWATUKEE, AZ                               4159542752                115,634.70       (107,150.44)
            90    111000    NORTH CANTON, OH                           11531000922                140,927.92       (132,346.30)
            91    111000    HENDERSON, NV                               4600198048                145,456.77       (137,840.39)
            92    111000    ROBINSON TWP, PA                            1008984352                117,176.40       (108,400.04)
            93    111000    KENNESAW, GA                                3750852194                 16,674.87              0.00
            94    111000    NASHVILLE, TN                               3750852204                 13,802.65              0.00
            95    111000    MONTROSE, OH                               351531000187               121,346.73       (112,400.64)
            96    111000    CHARLOTTE, NC                               3750852217                  4,742.09              0.00
            97    111000    CUYAHOGA FALLS, OH                         351531000344               135,787.01       (125,607.08)
            98    111000    COMMACK, NY                                 1008989145                206,861.73       (188,307.86)
            99    111000    SOUTHLAKE, GA                               3750852220                 20,362.88              0.00
           101    111000    ST LOUIS, MO                                3750944303                 14,738.19              0.00
           103    111000    FT MYERS, FL                                3751433224                 16,448.35              0.00
           104    111000    ALEXANDRIA, VA                              3750892808                 15,772.47           (960.00)
           105    111000    BOARDMAN, OH                                 20062080                 154,254.02       (143,066.29)
           106    111000    BOWIE, MD                                   3750869394                 18,995.27         (1,490.00)
           107    111000    GERMANTOWN, VA                              3750892785                 14,227.12           (900.00)
           108    111000    MESA, AZ                                    4159541937                188,175.56       (176,309.16)
           109    111000    SAN ANTONIO, TX                             3750852233                 16,619.80           (900.00)
           110    111000    CHERRY HILL, NJ                             1008984379                121,619.97       (112,064.13)
           112    111000    MENTOR, OH                                 11531001524                132,608.45       (132,534.25)
           113    111000    RENO, NV                                    4600198105                159,788.45       (147,314.44)
           114    111000    ANNAPOLIS, MD                               3750852259                 18,501.76              0.00
           115    111000    DOWNINGTOWN, PA                             1008984301                122,654.18       (110,036.93)
           116    111000    SANFORD, FL                                 3751433172                 11,141.36              0.00
           117    111000    N OLMSTEAD, OH                             11531001573                193,990.87       (169,240.88)
           119    111000    HENRIETTE, NY                              350251003009               116,033.70        (99,222.59)
           122    111000    RICHMOND, VA                                3751433185                 14,484.94              0.00
           124    111000    FAYETTEVILLE, GA                            3750892798                 19,412.72              0.00
           125    111000    BRANDER MILLS                               3751472968                  9,114.78              0.00
           129    111000    ST PETERSBURG                               3751567747                 13,420.28              0.00
           131    111000    GREENVILLE, SC                              3751617862                 14,070.65              0.00
           132    111000    FAYETTEVILLE, NC                            3751603151                 15,236.32            (43.88)
           133    111000    RIVERDALE, TN                               3751568681                  9,749.89              0.00
           202    111000    MB LINEN                                    3750661518                  9,600.79              0.00
           203    111000    CHARLESTON LINEN                            3751008264                 17,749.06              0.00
           205    111000    COLUMBIA                                    3750661534                 15,188.62              0.00
          9801    111000    FOOD SERVICE - 002                          3750661495                    871.45              0.00

                            SUB-TOTAL - OPERATING ACCOUNTS                                      1,055,292.93      1,262,078.01

          9901    111200    CONCENTRATION - FLEET                        80481908               5,433,607.13     (1,135,078.01)
          9901    111300    FUNDING ACCT - FLEET                         80481911                 722,430.09              0.00
          9901    119200    PAYROLL - FLEET                              80050824                  28,515.54              0.00
          9901    119300    A/P DISBURSING - FLEET                       80050816              (1,439,710.94)             0.00
          9901    119301    A/P DISBURSING - FLEET-POST                 9428391672             (1,408,646.41)             0.00

                            SUB-TOTAL - DISBURSING ACCOUNTS                                     3,336,195.41     (1,135,078.01)

                            SUB-TOTAL - CASH IN BANKS                                           4,391,488.34        127,000.00

                  101000    VAULT CASH                                                            575,336.51              0.00
                  102000    PETTY CASH                                                             42,382.29              0.00

                            SUB-TOTAL - CASH ON HAND                                              617,718.80              0.00

                            TOTAL - CASH & CASH EQUIVALENTS                                     5,009,207.14        127,000.00

----------------------------------------------------------------------------------------------------------------------------------
                                                 RECONCILED                                                          RECONCILED
                                                  1/27/01        1/27/01          DEPOSITS                            1/27/01
                  BOOK           BOOK             BALANCE        BALANCE            IN            OUTSTANDING         BALANCE
   STORE #       DEBITS         CREDITS           PER G/L        PER BANK         TRANSIT            CHECKS           PER BANK
----------------------------------------------------------------------------------------------------------------------------------

        84/127       626.28       (3,909.88)        40,265.44     11,627.38         28,638.06              0.00         40,265.44
            85         0.90       (1,021.60)        23,179.53          0.00         23,179.53              0.00         23,179.53
            86         0.00         (848.53)        19,288.76          0.00         19,288.76              0.00         19,288.76
            87         0.00         (751.14)         9,005.99          0.00          9,005.99              0.00          9,005.99
            89        99.90       (1,731.08)         6,853.08          0.00          6,853.08              0.00          6,853.08
            90         0.00         (673.38)         7,908.24          0.00          7,908.24              0.00          7,908.24
            91         0.00       (1,039.89)         6,576.49          0.00          6,576.49              0.00          6,576.49
            92         1.00         (624.79)         8,152.57          0.00          8,152.57              0.00          8,152.57
            93         0.00         (434.92)        16,239.95          0.00         16,239.95              0.00         16,239.95
            94        37.00         (339.50)        13,500.15          0.00         13,500.15              0.00         13,500.15
            95         0.01         (501.27)         8,444.83          0.00          8,444.83              0.00          8,444.83
            96    12,546.23       (2,257.22)        15,031.10          0.00         15,031.10              0.00         15,031.10
            97       699.58       (1,930.06)         8,949.45          0.00          8,949.45              0.00          8,949.45
            98         0.00         (777.18)        17,776.69          0.00         17,776.69              0.00         17,776.69
            99       421.88       (6,225.38)        14,559.38          0.00         14,559.38              0.00         14,559.38
           101         0.00         (659.23)        14,078.96          0.00         14,078.96              0.00         14,078.96
           103       208.84       (2,147.60)        14,509.59          0.00         14,509.59              0.00         14,509.59
           104         0.70       (1,006.12)        13,807.05          0.00         13,807.05              0.00         13,807.05
           105       100.03       (1,642.59)         9,645.17          0.00          9,645.17              0.00          9,645.17
           106     2,300.00       (2,291.29)        17,513.98          0.00         17,513.98              0.00         17,513.98
           107         0.50       (1,561.62)        11,766.00          0.00         11,766.00              0.00         11,766.00
           108         0.00       (1,401.75)        10,464.65          0.00         10,464.65              0.00         10,464.65
           109         0.00          (17.98)        15,701.82          0.00         15,701.82              0.00         15,701.82
           110         0.39          (36.01)         9,520.22          0.00          9,520.22              0.00          9,520.22
           112    13,322.66         (712.51)        12,684.35          0.00         12,684.35              0.00         12,684.35
           113       100.00       (1,209.19)        11,364.82          0.00         11,364.82              0.00         11,364.82
           114        10.00       (1,125.40)        17,386.36          0.00         17,386.36              0.00         17,386.36
           115         0.70         (891.26)        11,726.69          0.00         11,726.69              0.00         11,726.69
           116         0.00         (850.89)        10,290.47          0.00         10,290.47              0.00         10,290.47
           117         0.00      (15,235.38)         9,514.61          0.00          9,514.61              0.00          9,514.61
           119         0.00      (10,779.08)         6,032.03          0.00          6,032.03              0.00          6,032.03
           122         7.39       (1,212.30)        13,280.03          0.00         13,280.03              0.00         13,280.03
           124       351.00       (3,084.95)        16,678.77          0.00         16,678.77              0.00         16,678.77
           125       528.70         (768.56)         8,874.92          0.00          8,874.92              0.00          8,874.92
           129       320.00         (729.98)        13,010.30          0.00         13,010.30              0.00         13,010.30
           131       257.86       (1,040.43)        13,288.08          0.00         13,288.08              0.00         13,288.08
           132       100.00         (488.77)        14,803.67          0.00         14,803.67              0.00         14,803.67
           133        19.00       (3,668.55)         6,100.34          0.00          6,100.34              0.00          6,100.34
           202         0.00         (441.74)         9,159.05          0.00          9,159.05              0.00          9,159.05
           203        50.00       (6,192.61)        11,606.45          0.00         11,606.45              0.00         11,606.45
           205         0.00         (500.13)        14,688.49          0.00         14,688.49              0.00         14,688.49
          9801         0.00           (0.10)           871.35          0.00            871.35              0.00            871.35

                  64,247.60     (274,102.16)     2,107,516.38    448,119.63      1,659,396.75              0.00      2,107,516.38

          9901   473,036.02     (606,854.89)     4,164,710.25     10,000.00      4,154,710.25              0.00      4,164,710.25
          9901   447,397.27   (1,175,590.89)        (5,763.53)    (5,763.53)             0.00              0.00         (5,763.53)
          9901        21.22     (240,480.79)      (211,944.03)         0.00              0.00       (211,944.03)      (211,944.03)
          9901         0.00     (563,350.75)    (2,003,061.69)         0.00              0.00     (2,003,061.69)    (2,003,061.69)
          9901    66,196.14            0.00     (1,342,450.27)   546,508.80              0.00     (1,888,959.07)    (1,342,450.27)

                 986,650.65   (2,586,277.32)       601,490.73    550,745.27      4,154,710.25     (4,103,964.79)       601,490.73

               1,050,898.25   (2,860,379.48)     2,709,007.11    998,864.90      5,814,107.00     (4,103,964.79)     2,709,007.11

                       0.00            0.00        575,336.51
                       0.00            0.00         42,382.29

                       0.00            0.00        617,718.80

               1,050,898.25   (2,860,379.48)     3,326,725.91

DEBTOR:                                        CASE NO.: 1-0181 THROUGH 01-0184
HOMEPLACE OF AMERICA, INC. ET AL.                   REPORT PERIOD: JANUARY 2001
                                                           JOINTLY ADMINISTERED

                            MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDING JANUARY 27, 2001
                         SUPPORTING SCHEDULE FOR MOR-1B

CASH RECEIPTS AND                                     MONTH
DISBURSEMENTS                                        JANUARY
-------------------------------------------------------------

1. CASH ON PETITION DATE                               24,061
                           RECEIPTS
2. CASH SALES                                       7,966,000
3. COLLECTION OF ACCOUNTS RECEIVABLE               12,973,838
4. LOANS & ADVANCES                                13,932,000
5. SALE OF ASSETS                                           0
6. OTHER                                                    0
7. TOTAL RECEIPTS                                  34,871,838
8. TOTAL CASH AVAILABLE                            34,895,899

                  CURRENT MONTH DISBURSEMENTS

                           PURPOSE                   AMOUNT
-------------------------------------------------------------

Advertising                                         1,389,509
Bank Fees                                           1,014,646
Benefits                                              351,512
Custom Duty                                            40,922
Freight                                               637,862
Insurance                                              84,407
Inventory Service                                     500,000
Operating Lease                                           502
Payroll                                             2,622,272
Payroll Taxes                                         986,445
Petty Cash                                             11,047
Postage                                                   500
Customer Refund                                         7,381
Security                                              158,568
Miscellaneous                                           2,377
Repairs                                                15,000
Supplies                                               33,517
Taxes                                               5,075,993
Merchandise Trade                                   1,567,829
Travel                                                102,496
Utilities                                             413,489
Debt Paydown                                       19,934,838
Interaccount Transfer                               1,283,000
Outstanding Checks                                 (1,888,959)

Total Disbursements                                34,345,154
END OF MONTH BALANCE                                  550,745

DEBTOR:                                        CASE NO.: 1-0181 THROUGH 01-0184
HomePlace of America, Inc. et al.                   REPORT PERIOD: JANUARY 2001
                                                           JOINTLY ADMINISTERED

                            MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDING JANUARY 27, 2001
                         SUPPORTING SCHEDULE FOR MOR-1C

BANK: FLEETBANK           ACCOUNT NO: 804-81908     ACCOUNT TYPE: CONCENTRATION

CASH RECEIPTS AND                                                                MONTH
DISBURSEMENTS                                                                   JANUARY
------------------------------------------------------------------------------------------
1. CASH - BEGINNING OF MONTH                                                     10,000.00
                                         RECEIPTS
2. CASH SALES                                                                 7,966,000.00
3. COLLECTION OF CREDIT CARD RECEIVABLE                                      12,973,838.02
4. LOANS & ADVANCES                                                                   0.00
5. SALES OF ASSETS                                                                    0.00
6. OTHER                                                                              0.00
7. TOTAL RECEIPTS                                                            20,939,838.02
8. TOTAL CASH AVAILABLE                                                      20,949,838.02

                      CURRENT MONTH DISBURSEMENTS VIA WIRE

 WIRE                                       PRE/POST
 DATE                   PAYEE               PETITION         PURPOSE              AMOUNT
--------------------------------------------------------------------------------------------

Monthly       Fleet                           Post      Operating Advance
Monthly       Fleet                           Post      Debt Paydown           19,934,838.02
18-Jan        Fleet Retail Finance, Inc.      Post      Bank Fees                 255,000.00
18-Jan        Fleet Retail Finance, Inc.      Post      Bank Fees                 675,000.00
18-Jan        Fleet Retail Finance, Inc.      Post      Bank Fees                  75,000.00

Total Disbursements From Bank Account                                          20,939,838.02
END OF MONTH BALANCE                                                               10,000.00

DEBTOR:                                         CASE NO.: 1-0181 THROUGH 01-0184
HomePlace of America, Inc. et al.                    REPORT PERIOD: JANUARY 2001
                                                            JOINTLY ADMINISTERED

                            MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDING JANUARY 27, 2001
                         SUPPORTING SCHEDULE FOR MOR-1D

BANK: FLEETBANK   ACCOUNT NO: 804-81911      ACCOUNT TYPE: DISBURSEMENT ACCOUNT

CASH RECEIPTS AND                                                 MONTH
DISBURSEMENTS                                                    JANUARY
---------------------------------------------------------------------------
1. CASH - BEGINNING OF MONTH                                      14,060.95
                                  RECEIPTS
2. CASH SALES                                                            --
3. COLLECTION OF ACCOUNTS RECEIVABLE
4. LOANS & ADVANCES                                           12,649,000.00
5. SALES OF ASSETS                                                       --
6. OTHER                                                                 --
7. TOTAL RECEIPTS                                             12,649,000.00
8. TOTAL CASH AVAILABLE                                       12,663,060.95

                      CURRENT MONTH DISBURSEMENTS VIA WIRE

 WIRE                         PRE/POST
 DATE           PAYEE         PETITION       PURPOSE                 AMOUNT
------------------------------------------------------------------------------
17-Jan     Various Vendors      Pre     Merchandise Trade         (572,111.74)
18-Jan     Treasure Chest       Post    Advertising                238,176.24
18-Jan     Logisource           Post    Freight                    254,858.31
18-Jan     RGIS                 Post    Inventory Service          500,000.00
18-Jan     CIT                  Pre     Merchandise Trade          174,383.02
18-Jan     Carolina First       Post    Merchandise Trade          433,584.78
18-Jan     Various Vendors      Pre     Merchandise Trade         (239,714.89)
18-Jan     Scana                Post    Utilities                  238,155.77
19-Jan     Detroit Newspaper    Post    Advertising                  6,701.74
19-Jan     Perkinton            Post    Security                    90,000.00
19-Jan     Carolina First       Post    Merchandise Trade          439,922.12
22-Jan     Treasure Chest       Post    Advertising                207,911.47
22-Jan     Travel Inc.          Post    Travel                     100,000.00
23-Jan     Carolina First       Post    Merchandise Trade           18,510.00
23-Jan     Scana                Post    Utilities                  175,333.23
24-Jan     Philadelphia         Post    Advertising                 10,563.63
24-Jan     Tulsa World          Post    Advertising                  6,880.00
24-Jan     Pinkerton            Post    Security                    68,000.00
24-Jan     Carolina First       Post    Merchandise Trade          468,383.30
25-Jan     PR                   Post    Payroll                        290.00
25-Jan     Carolina First       Post    Merchandise Trade          137,019.79
26-Jan     Tulsa World          Post    Advertising                  6,880.00
26-Jan     Detroit Newspaper    Post    Advertising                  6,497.51
26-Jan     Logisource           Post    Freight                    209,422.36
26-Jan     Expeditor            Post    Freight                     36,929.08
26-Jan     Tree Factory         Post    Merchandise Trade           22,823.50
26-Jan     Sun Trust            Pre     Merchandise Trade          500,000.00
Monthly    Fleet Bank           Post    Interaccount Transfer    1,283,000.00
Monthly    Fleet Bank           Post    Bank Fees                    9,645.67
Monthly    Cigna                Post    Benefits                   351,512.33
Monthly    US Custom            Post    Custom Duty                 40,922.43
Monthly    Employees            Post    Payroll                  1,305,258.62
Monthly    Employees            Post    Payroll                  1,277,196.32
Monthly    Ceridian             Post    Payroll Taxes              986,444.77
Monthly    Various States       Post    Taxes                    3,875,445.12

Total Disbursements From Bank Account                           12,668,824.48
END OF MONTH BALANCE                                                (5,763.53)

DEBTOR:                                         CASE NO.: 1-0181 THROUGH 01-0184
HomePlace of America, Inc. et al.                    REPORT PERIOD: JANUARY 2001
                                                            JOINTLY ADMINISTERED

                            MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDING JANUARY 27, 2001
                         SUPPORTING SCHEDULE FOR MOR-1E

BANK: FLEETBANK   ACCOUNT NO: 942-8391672    ACCOUNT TYPE: ACCOUNTS PAYABLE

CASH RECEIPTS AND                                     MONTH
DISBURSEMENTS                                        JANUARY
-------------                                      ------------
1. CASH - BEGINNING OF MONTH                               0.00
                            RECEIPTS
2. CASH SALES                                              0.00
3. COLLECTION OF ACCOUNTS RECEIVABLE
4. LOANS & ADVANCES                                1,283,000.00
5. SALES OF ASSETS                                         0.00
6. OTHER                                                   0.00
7. TOTAL RECEIPTS                                  1,283,000.00
8. TOTAL CASH AVAILABLE                            1,283,000.00

              CURRENT MONTH DISBURSEMENTS VIA WIRE

 WIRE                               PRE/POST
 DATE              PAYEE            PETITION            PURPOSE                 AMOUNT
Monthly       Various Vendors                      Disbursed Checks         2,625,450.27
Monthly                                            Outstanding Checks      (1,888,959.07)

Total Disbursements From Bank Account                                         736,491.20
END OF MONTH BALANCE                                                          546,508.80

Debtor:                                         Case No.: 1-0181 through 01-0184
HomePlace Stores, Inc.                               Report Period; January 2001
HomePlace Stores Two, Inc.                                  Jointly Administered
HomePlace Management, Inc.
HomePlace Of America, Inc.
                             MONTHLY OPERATING REPORT
                             For the Month Ending January 27, 2001 MOR - 1F Supporting Schedule for MOR-1

Bank: FleetBank       Account No: 942-8391672     Account Type: Accounts Payable

CHECK #        DATE              AMOUNT             CATEGORY            ISSUED TO:
---------------------------------------------------------------------------------------------------------------------------------
700021         1/18/2001                                                Voided by DBARNHIL on 01/18/2001 -
                                                                        Check voided after printing
700022         1/18/2001         $13,169.50         ADV                 Arizona Republic/Arizona Busin         Phoenix AZ
700023         1/18/2001         $21,218.04         ADV                 THE BALTIMORE SUN                      BALTIMORE MD
700024         1/18/2001         $15,710.14         ADV                 BIRMINGHAM NEWS                        Birmingham AL
700025         1/18/2001         $ 2,651.92         ADV                 Repository                             Columbus OH
700026         1/18/2001         $25,130.10         ADV                 Charlotte Observer                     Charlotte NC
700027         1/18/2001         $ 7,961.16         ADV                 Chatanooga Publishing Co.              Chattanooga TN
700028         1/18/2001         $49,917.52         ADV                 Chicago Tribune                        Chicago IL
700029         1/18/2001         $14,886.70         ADV                 The Columbus Dispatch                  Columbus OH
700030         1/18/2001         $10,642.40         ADV                 Dayton Daily News                      Dayton OH
700031         1/18/2001         $ 7,051.39         ADV                 Denver Post                            Denver CO
700032         1/18/2001         $ 5,198.75         ADV                 The Des Moines Register                Des Moines IA
700033         1/18/2001         $ 4,598.46         ADV                 Fayetteville Publishing Compan         Fayetteville NC
700034         1/18/2001         $ 7,155.50         ADV                 FLORIDA TIMES UNION                    JACKSONVILLE FL
700035         1/18/2001         $ 6,349.69         ADV                 GREENSBORO NEWS & RECORD               GREENSBORO NC
700036         1/18/2001         $ 7,347.20         ADV                 Greenville News                        Greenville SC
700037         1/18/2001         $ 3,375.10         ADV                 Clarion-Ledger                         Jackson MS
700038         1/18/2001         $12,688.02         ADV                 The Knoxville News-Sentinel Co         Knoxville TN
700039         1/18/2001         $12,638.00         ADV                 The Commercial Appeal                  Memphis TN
700040         1/18/2001         $ 6,822.20         ADV                 Montgomery Advertiser                  Montgomery AL
700041         1/18/2001         $ 4,874.41         ADV                 Tennessean                             Nashville TN
700042         1/18/2001         $ 7,062.00         ADV                 Newsday, Inc.                          Hartford CT
700043         1/18/2001         $21,993.83         ADV                 Orlando Sentinel                       Orlando FL
700044         1/18/2001         $10,386.08         ADV                 News & Observer                        Raleigh NC
700045         1/18/2001         $ 7,618.00         ADV                 Richmond Times Dispatch                Richmond VA
700046         1/18/2001         $ 6,668.46         ADV                 Roanoke Times                          Roanoke VA
700047         1/18/2001         $ 6,300.56         ADV                 Denver Rocky Mountain News             Denver CO
700048         1/18/2001         $ 7,844.16         ADV                 Sarasota Herald-Tribune                Orlando FL
700049         1/18/2001         $23,289.02         ADV                 St. Petersburg Times                   St. Petersburg FL
700050         1/18/2001         $17,479.30         ADV                 Star Tribune                           Minneapolis MN
700051         1/18/2001         $ 4,209.21         ADV                 Sun News                               Myrtle Beach SC
700052         1/18/2001         $24,066.44         ADV                 Sun-Sentinel                           Miami FL
700215         1/19/2001         $ 7,051.88         ADV                 Fort Myers News-Press                  Fort Myers FL
700216         1/19/2001         $   775.50         ADV                 The Tribune                            Fort Pierce FL

Debtor:                                         Case No.: 1-0181 through 01-0184
HomePlace Stores, Inc.                               Report Period; January 2001
HomePlace Stores Two, Inc.                                  Jointly Administered
HomePlace Management, Inc.
HomePlace Of America, Inc.
                            MONTHLY OPERATING REPORT
                            For the Month Ending January 27, 2001       MOR - 1F
                            Supporting Schedule for MOR-1

Bank: FleetBank       Account No: 942-8391672     Account Type: Accounts Payable


CHECK #          DATE              AMOUNT        CATEGORY                        ISSUED TO:
------------------------------------------------------------------------------------------------------------------------------------
700217         1/19/2001         $ 5,434.27         ADV                 Las Vegas Review Journal & Sun         Las Vegas NV
700218         1/19/2001         $ 7,618.00         ADV                 Richmond Times Dispatch                Richmond VA
700224         1/22/2001         $ 8,720.00         ADV                 Ads Retail                             Upper Marlboro MD
700225         1/22/2001         $19,095.00         ADV                 INDIANAPOLIS NEWSPAPERS, INC           INDIANAPOLIS IN
700226         1/22/2001         $10,563.63         ADV                 Philadelphia Newspapers Inc.           Philadelphia PA
700227         1/22/2001         $   900.00         ADV                 Fayetteville Publishing Compan         Fayetteville NC
700228         1/22/2001         $ 1,548.00         ADV                 Press Journal                          Cincinnati OH
700232         1/22/2001         $ 2,818.38         ADV                 Tallahassee Democrat                   Tallahassee FL
700233         1/22/2001         $29,400.20         ADV                 Screen Systems                         Longwood FL
700315         1/23/2001         $ 7,323.30         ADV                 Omaha World Herald                     Omaha NE
700316         1/23/2001         $12,561.38         ADV                 State Newspaper                        Columbia SC
700398         1/24/2001         $11,616.00         ADV                 Tribune Direct                         Northlake IL
700420         1/24/2001         $ 7,117.06         ADV                 St. Paul Pioneer Press                 St. Paul MN
700421         1/24/2001         $   450.00         ADV                 Dayton Hara Arena                      Dayton OH
700423         1/24/2001         $25,950.60         ADV                 The Washington Post                    Baltimore MD
700424         1/24/2001         $ 2,846.31         ADV                 Reno Gazette-Journal                   Reno NV
700425         1/24/2001         $10,883.96         ADV                 Kansas City Star                       Kansas City KS
700426         1/24/2001         $ 1,844.04         ADV                 Bucks County Courier Times             Levittown PA
700456         1/25/2001         $ 6,300.56         ADV                 Denver Rocky Mountain News             Denver CO
700457         1/25/2001         $13,169.50         ADV                 Arizona Republic/Arizona Busin         Phoenix AZ
700458         1/25/2001         $10,609.02         ADV                 THE BALTIMORE SUN                      BALTIMORE MD
700459         1/25/2001         $ 7,855.07         ADV                 BIRMINGHAM NEWS                        Birmingham AL
700460         1/25/2001         $   801.24         ADV                 Denver Rocky Mountain News             Denver CO
700461         1/25/2001         $ 1,844.04         ADV                 Bucks County Courier Times             Levittown PA
700462         1/25/2001         $ 2,651.92         ADV                 Repository                             Columbus OH
700463         1/25/2001         $ 8,966.34         ADV                 Charlotte Observer                     Charlotte NC
700464         1/25/2001         $ 3,960.58         ADV                 Chatanooga Publishing Co.              Chattanooga TN
700465         1/25/2001         $14,886.70         ADV                 The Columbus Dispatch                  Columbus OH
700466         1/25/2001         $ 5,534.05         ADV                 Dayton Daily News                      Dayton OH
700467         1/25/2001         $ 1,742.20         ADV                 Denver Post                            Denver CO
700472         1/25/2001         $ 2,299.23         ADV                 Fayetteville Publishing Compan         Fayetteville NC
700473         1/25/2001         $ 4,471.12         ADV                 Florida Times - Union                  Jacksonville FL
700474         1/25/2001         $ 7,051.88         ADV                 Fort Myers News-Press                  Fort Myers FL
700475         1/25/2001         $   775.50         ADV                 The Tribune                            Fort Pierce FL
700476         1/25/2001         $ 5,385.45         ADV                 News & Record (Subscriptions)          Greensboro NC
Tab: MOR-1F

Debtor:                                         Case No.: 1-0181 through 01-0184
HomePlace Stores, Inc.                               Report Period; January 2001
HomePlace Stores Two,  Inc.                                 Jointly Administered
HomePlace Management,  Inc.
HomePlace Of America,  Inc.

                         MONTHLY OPERATING REPORT
                         For the Month Ending January 27, 2001          MOR - 1F
                         Supporting Schedule for MOR-1

Bank: FleetBank      Account No: 942-8391672      Account Type: Accounts Payable

CHECK #           DATE            AMOUNT            CATEGORY            ISSUED TO:
--------------------------------------------------------------------------------------------------------------------------------
700477         1/25/2001         $ 3,673.60         ADV                 Greenville News                        Greenville SC
700478         1/25/2001         $ 1,995.00         ADV                 INDIANAPOLIS NEWSPAPERS, INC           INDIANAPOLIS IN
700479         1/25/2001         $ 3,375.10         ADV                 Clarion-Ledger                         Jackson MS
700480         1/25/2001         $10,883.96         ADV                 Kansas City Star                       Kansas City KS
700481         1/25/2001         $ 6,344.01         ADV                 The Knoxville News-Sentinel Co         Knoxville TN
700482         1/25/2001         $ 5,434.27         ADV                 Las Vegas Review Journal & Sun         Las Vegas NV
700483         1/25/2001         $ 3,411.10         ADV                 Montgomery Advertiser                  Montgomery AL
700484         1/25/2001         $ 4,971.92         ADV                 Tennessean                             Nashville TN
700485         1/25/2001         $ 7,062.00         ADV                 Newsday, Inc.                          Hartford CT
700486         1/25/2001         $ 7,323.30         ADV                 Omaha World Herald                     Omaha NE
700487         1/25/2001         $11,134.57         ADV                 Orlando Sentinel                       Orlando FL
700488         1/25/2001         $ 5,193.04         ADV                 News & Observer                        Raleigh NC
700489         1/25/2001         $ 2,846.31         ADV                 Reno Gazette-Journal                   Reno NV
700490         1/25/2001         $ 7,618.00         ADV                 Richmond Times Dispatch                Richmond VA
700491         1/25/2001         $ 3,334.23         ADV                 Roanoke Times                          Roanoke VA
700492         1/25/2001         $ 3,922.08         ADV                 Sarasota Herald-Tribune                Orlando FL
700493         1/25/2001         $ 7,117.06         ADV                 St. Paul Pioneer Press                 St. Paul MN
700494         1/25/2001         $12,254.01         ADV                 St. Petersburg Times                   St. Petersburg FL
700495         1/25/2001         $17,479.30         ADV                 Star Tribune                           Minneapolis MN
700496         1/25/2001         $ 2,188.95         ADV                 Sun News                               Myrtle Beach SC
700497         1/25/2001         $12,396.71         ADV                 Sun-Sentinel                           Miami FL
700498         1/25/2001         $ 7,436.31         ADV                 Tallahassee Democrat                   Tallahassee FL
700499         1/25/2001         $12,561.38         ADV                 State Newspaper                        Columbia SC
700500         1/25/2001         $ 1,548.00         ADV                 Press Journal                          Cincinnati OH
700501         1/25/2001         $25,950.60         ADV                 The Washington Post                    Baltimore MD
700502         1/25/2001         $12,050.80         ADV                 Tampa Tribune                          Tampa FL
700515         1/26/2001         $ 8,770.00         ADV                 JoL Pack Productions, Inc.             Surfside Beach SC
700536         1/26/2001         $   575.00         ADV                 Bride-To-Be Inc.                       Clinton Township MI
700539         1/26/2001         $   950.00         ADV                 South Texas Nat'l Productions          Corpus Christi TX
700545         1/26/2001         $41,774.30         ADV                 Micromarketing, Inc.                   Chantilly VA
700468         1/25/2001         $ 5,198.75         ADV                 The Des Moines Register                Des Moines IA
           -------------------------------------------------
           SUBTOTAL                             $ 905,898.83
           =================================================
700062         1/19/2001         $  343.77         EMPLOYEE             COLLEEN HOFFMAN                        MYRTLE BEACH SC
700063         1/19/2001         $  291.45         EMPLOYEE             COLLEEN LAWLOR                         SURFSIDE BEACH SC

Debtor:                                         Case No.: 1-0181 through 01-0184
HomePlace Stores, Inc.                               Report Period: January 2001
HomePlace Stores Two, Inc.                                  Jointly Administered
HomePlace Management, Inc.
HomePlace Of America, Inc.

                            MONTHLY OPERATING REPORT
                            For the Month Ending January 27, 2001
                            Supporting Schedule for MOR-1               MOR - 1F

Bank: FleetBank     Account No: 942-8391672      Account Type: Accounts Payable

CHECK #        DATE              AMOUNT            CATEGORY             ISSUED TO:
---------------------------------------------------------------------------------------------------------------------------------
700064         1/19/2001         $   83.74         EMPLOYEE             BERNARD INGRAM                         WINTER PARK FL
700066         1/19/2001         $   97.55         EMPLOYEE             DAVID BONHEIM                          NAPERVILLE IL
700068         1/19/2001         $  802.71         EMPLOYEE             Sally McCoy                            Belmont NC
700071         1/19/2001         $   62.24         EMPLOYEE             James Ryan                             Mundelein IL
700072         1/19/2001         $   51.45         EMPLOYEE             SHAWN SEXTON                           FAIRFAX VA
700073         1/19/2001         $  695.60         EMPLOYEE             Jason Gamber                           Bursnville MN
700075         1/19/2001         $  706.06         EMPLOYEE             Ralph L. Seitz III                     Indianapolis OH
700076         1/19/2001         $   99.00         EMPLOYEE             Maura Utley                            Myrtle Beach SC
700077         1/19/2001         $  360.25         EMPLOYEE             STEPHEN ANTONELLI                      NAPERVILLE IL
700078         1/19/2001         $   86.18         EMPLOYEE             DARRELL JORDAN                         WINTER PARK FL
700079         1/19/2001         $  233.28         EMPLOYEE             Chris Bailey                           Ellicott City MD
700080         1/19/2001         $   50.26         EMPLOYEE             DEBRA RIGSBY                           CENTERVILLE OH
700081         1/19/2001         $  183.83         EMPLOYEE             BRYAN KLING                            BALTIMORE MD
700083         1/19/2001         $  223.41         EMPLOYEE             VINCENT W. PICCOLO                      LARGO FL
700084         1/19/2001         $  289.29         EMPLOYEE             Kerry Lawrence                         Riverdale GA
700085         1/19/2001         $  300.10         EMPLOYEE             Kevin Clair                            Pittsburgh PA
700086         1/19/2001         $   76.58         EMPLOYEE             David Oliver                           E. Hartford CT
700087         1/19/2001         $  664.34         EMPLOYEE             David Orr                              Scottsdale AZ
700088         1/19/2001         $  361.89         EMPLOYEE             Dennis M. Watson                       Hollywood FL
700089         1/19/2001         $  428.54         EMPLOYEE             Philip M. Kessel                       Cincinnati OH
700090         1/19/2001         $   30.85         EMPLOYEE             Raymond G. Reardon                     Pittsburgh PA
700091         1/19/2001         $  469.46         EMPLOYEE             Robert Dobbins                         Centereach NY
700092         1/19/2001         $  107.20         EMPLOYEE             James P Garry                          Glenside PA
700093         1/19/2001         $  567.41         EMPLOYEE             William Duncan                         Boca Raton FL
700094         1/19/2001         $  125.05         EMPLOYEE             Stephen Scalise                        Las Vegas NV
700122         1/19/2001         $  138.22         EMPLOYEE             Amy Henderson                          Mounds View MN
700123         1/19/2001         $  210.00         EMPLOYEE             David Lynn                             Roswell GA
700124         1/19/2001         $   31.17         EMPLOYEE             Pamela Yancey                          Morrow GA
700125         1/19/2001         $   60.42         EMPLOYEE             Dawn Benthimer                         Warrensville OH
700126         1/19/2001         $   22.23         EMPLOYEE             Lori Held                              Roswell GA
700127         1/19/2001         $   57.82         EMPLOYEE             Evelyn Gordon                          Pittsburgh PA
700128         1/19/2001         $   99.44         EMPLOYEE             Robert Shaw                            Germantown MD
700131         1/19/2001         $  495.56         EMPLOYEE             Paul E. Light                          Roanoke VA
700132         1/19/2001         $  435.08         EMPLOYEE             Elizabeth Langston                     Myrtle Beach SC
700133         1/19/2001         $  106.10         EMPLOYEE             Marcel P. MacClurg                     Lyons NY

Debtor:                                         Case No.: 1-0181 through 01-0184
HomePlace Stores, Inc.                               Report Period; January 2001
HomePlace Stores Two, Inc.                                  Jointly Administered
HomePlace Management, Inc.
HomePlace of America, Inc.

                            MONTHLY OPERATING REPORT
                            For the Month Ending January 27, 2001
                            Supporting Schedule for MOR-1               MOR - 1F

Bank: FleetBank     Account No: 942-8391672      Account Type: Accounts Payable

CHECK #        DATE              AMOUNT            CATEGORY             ISSUED TO
----------------------------------------------------------------------------------------------------------------------------------
700134         1/19/2001         $   29.07         EMPLOYEE             Lynn Ringer                            Lake Wylie SC
700136         1/19/2001         $   28.50         EMPLOYEE             Allison Kenty                          Fayetteville GA
700137         1/19/2001         $   90.63         EMPLOYEE             Tina Welch                             Marietta GA
700138         1/19/2001         $    8.55         EMPLOYEE             Donna Kieffer                          Matthews NC
700139         1/19/2001         $  630.30         EMPLOYEE             Herbert Johnson                        Myrtle Beach SC
700140         1/19/2001         $   30.00         EMPLOYEE             Sonny D. Marquardt                     Phoenix AZ
700141         1/19/2001         $   68.40         EMPLOYEE             Frances Adams                          Laurel MD
700142         1/19/2001         $  147.67         EMPLOYEE             Tarnya Eshel                           Greenville SC
700143         1/19/2001         $  178.94         EMPLOYEE             Sinisa Cirovski                        Shelby Township MI
700144         1/19/2001         $  165.94         EMPLOYEE             Shirley Erby                           Asheboro NC
700145         1/19/2001         $   87.53         EMPLOYEE             Cari Parsley                           Reno NV
700146         1/19/2001         $  943.75         EMPLOYEE             Officer Darren Anderson                Baltimore MD
700147         1/19/2001         $1,234.56         EMPLOYEE             Cindy Clardy                           Myrtle Beach SC
700272         1/22/2001         $  429.69         EMPLOYEE             Javonna Evans                          Glenpool OK
700310         1/23/2001         $  160.00         EMPLOYEE             Janet P. Bass                          Alexandria VA
700314         1/23/2001         $  303.02         EMPLOYEE             Steven B. Cappendyck                   Woodbridge VA
700318         1/24/2001         $   27.90         EMPLOYEE             Joanne Hedrick                         Matthews NC
700319         1/24/2001         $4,849.38         EMPLOYEE             ROSE ANN MATHIS                        MYRTLE BEACH SC
700320         1/24/2001         $  665.94         EMPLOYEE             DAVID FROST                            MYRTLE BEACH SC
700321         1/24/2001         $  423.27         EMPLOYEE             TERRY MCALISTER                        MYRTLE BEACH SC
700322         1/24/2001         $  403.27         EMPLOYEE             COLLEEN LAWLOR                         SURFSIDE BEACH SC
700323         1/24/2001         $   64.71         EMPLOYEE             WENDELL F SMITH                        MYRTLE BEACH SC
700324         1/24/2001         $  583.72         EMPLOYEE             Adam Hinds                             Weston FL
700325         1/24/2001         $  264.96         EMPLOYEE             Ivan Alfonzo                           Sunrise FL
700326         1/24/2001         $2,138.74         EMPLOYEE             STEPHEN ANTONELLI                      NAPERVILLE IL
700327         1/24/2001         $  217.99         EMPLOYEE             Chris Bailey                           Ellicott City MD
700328         1/24/2001         $  102.11         EMPLOYEE             Michael Toutloff                       La Porte IN
700329         1/24/2001         $  382.98         EMPLOYEE             JIM WHITEHEAD                          MYRTLE BEACH SC
700330         1/24/2001         $  351.65         EMPLOYEE             David Sanner                           Atlanta GA
700331         1/24/2001         $  478.52         EMPLOYEE             TRACY POWELL                           MYRTLE BEACH SC
700332         1/24/2001         $  212.57         EMPLOYEE             Joanne Gariffo                         Woodbridge VA
700333         1/24/2001         $  135.65         EMPLOYEE             Christine Deguerre                     Myrtle Beach SC
700334         1/24/2001         $1,109.35         EMPLOYEE             Dan Hall                               Roanoke VA
700335         1/24/2001         $   59.28         EMPLOYEE             Cheryl Kerr                            Bratenahl OH
700336         1/24/2001         $  700.00         EMPLOYEE             Kevin Clair                            Pittsburgh PA

Debtor:                                                                          Case No.: 1-0181 through 01-0184
HomePlace Stores, Inc.                                                                Report Period; January 2001
HomePlace Stores Two, Inc.                                                                   Jointly Administered
HomePlace Management, Inc.
HomePlace Of America, Inc.
                                    MONTHLY OPERATING REPORT
                                    For the Month Ending January 27, 2001                                   MOR - 1F
                                    Supporting Schedule for MOR-1

Bank: FleetBank       Account No: 942-8391672                   Account Type: Accounts Payable

CHECK #           DATE            AMOUNT            CATEGORY            ISSUED TO:
----------------------------------------------------------------------------------------------------------------------------------
700337         1/24/2001         $762.74            EMPLOYEE            David Oliver                           E. Hartford CT
700338         1/24/2001         $122.56            EMPLOYEE            Dennis M. Watson                       Hollywood FL
700339         1/24/2001         $ 39.56            EMPLOYEE            Philip M. Kessel                       Cincinnati OH
700340         1/24/2001         $865.66            EMPLOYEE            Richard Dobson                         Glendale AZ
700341         1/24/2001         $579.92            EMPLOYEE            Robert Dobbins                         Centereach NY
700342         1/24/2001         $125.95            EMPLOYEE            James P Garry                          Glenside PA
700343         1/24/2001         $375.90            EMPLOYEE            William Duncan                         Boca Raton FL
700344         1/24/2001         $259.65            EMPLOYEE            Terry Gerrick                          Willowick OH
700345         1/24/2001         $262.02            EMPLOYEE            Richard Vice                           Westminster CO
700346         1/24/2001         $ 40.50            EMPLOYEE            Michelle Berkoben                      Sarver PA
700347         1/24/2001         $150.64            EMPLOYEE            Marie Lynch                            Bristol PA
700348         1/24/2001         $360.24            EMPLOYEE            Steve Longenecker                      Sunset Hills MO
700349         1/24/2001         $547.88            EMPLOYEE            Steven B. Cappendyck                   Woodbridge VA
700350         1/24/2001         $ 65.55            EMPLOYEE            Amy Henderson                          Mounds View MN
700351         1/24/2001         $147.18            EMPLOYEE            Grace Anderson                         Deltona FL
700352         1/24/2001         $105.51            EMPLOYEE            Charlotte Johnson                      Indian Rocks Beach FL
700353         1/24/2001         $ 32.10            EMPLOYEE            Alex Szocs                             North Olmsted OH
700354         1/24/2001         $ 81.16            EMPLOYEE            Jill Sharpless                         Cuyahoga Falls OH
700355         1/24/2001         $136.22            EMPLOYEE            Dawn Benthimer                         Warrensville OH
700356         1/24/2001         $ 15.41            EMPLOYEE            Sharon Theis-Anderson                  Plymouth MN
700357         1/24/2001         $917.47            EMPLOYEE            H. R. Harvey                           Myrtle Beach SC
700358         1/24/2001         $ 85.30            EMPLOYEE            Aaron Hoegle                           Myrtle Beach SC
700359         1/24/2001         $ 75.00            EMPLOYEE            Herbert Johnson                        Myrtle Beach SC
700360         1/24/2001         $110.13            EMPLOYEE            Mary Ann Hegarty                       Des Plaines IL
700361         1/24/2001         $120.00            EMPLOYEE            Sonny D. Marquardt                     Phoenix AZ
700362         1/24/2001         $197.56            EMPLOYEE            Jannitt Cox                            Greenville SC
700363         1/24/2001         $171.76            EMPLOYEE            Haler Alanis                           Minneapolis MN
700364         1/24/2001         $ 86.92            EMPLOYEE            ELIZABETH WORLEY                       GREENSBORO NC
700365         1/24/2001         $141.73            EMPLOYEE            JAN LEAKEY                             DAMASCUS MD
700366         1/24/2001         $ 41.99            EMPLOYEE            JOHN MOTTO                             COLUMBIA SC
700367         1/24/2001         $ 10.00            EMPLOYEE            JOHN THELLMANN                         OLMSTED FALLS OH
700368         1/24/2001         $ 85.59            EMPLOYEE            KENNETH L. JOWERS                      N. AUGUSTA SC
700369         1/24/2001         $211.99            EMPLOYEE            KIMBERLY GLOVER                        MONMOUTH JUCTION NJ
700370         1/24/2001         $314.18            EMPLOYEE            KIM ROSE WAMSTAD                       COTTAGE GROVE MN
700371         1/24/2001         $ 93.66            EMPLOYEE            LAURA SWENSON                          BALDWIN WI

Debtor:                                                                          Case No.: 1-0181 through 01-0184
HomePlace Stores, Inc.                                                                Report Period; January 2001
HomePlace Stores Two, Inc.                                                                   Jointly Administered
HomePlace Management, Inc.
HomePlace Of America, Inc.
                                    MONTHLY OPERATING REPORT
                                    For the Month Ending January 27, 2001                                   MOR - 1F
                                    Supporting Schedule for MOR-1

Bank: FleetBank       Account No: 942-8391672                   Account Type: Accounts Payable

CHECK #           DATE            AMOUNT            CATEGORY            ISSUED TO:
----------------------------------------------------------------------------------------------------------------------------------
700411         1/24/2001         $306.37            EMPLOYEE            Robert Dobbins                         Centereach NY
700471         1/25/2001         $106.78            EMPLOYEE            Randy Bennett                          London OH
700507         1/25/2001         $537.91            EMPLOYEE            BRYAN KLING                            BALTIMORE MD
700508         1/25/2001         $  5.00            EMPLOYEE            KENNETH JOWERS                         N. AUGUSTA SC
700509         1/25/2001         $ 91.56            EMPLOYEE            Cheryl Sexton                          London OH
700524         1/26/2001         $192.92            EMPLOYEE            Joanne Gariffo                         Woodbridge VA
700530         1/26/2001         $949.77            EMPLOYEE            David Orr                              Scottsdale AZ
700531         1/26/2001         $364.51            EMPLOYEE            Dennis M. Watson                       Hollywood FL
700532         1/26/2001         $700.00            EMPLOYEE            Raymond G. Reardon                     Pittsburgh PA
700533         1/26/2001         $252.17            EMPLOYEE            Terry Gerrick                          Willowick OH
700535         1/26/2001         $261.07            EMPLOYEE            Mike Baldwin                           Myrtle Beach SC
700537         1/26/2001         $180.08            EMPLOYEE            Phil Colombrita                        Sunrise FL
700538         1/26/2001         $175.55            EMPLOYEE            Frances Adams                          Laurel MD
700540         1/26/2001         $ 26.22            EMPLOYEE            Sharron Lockhart                       Marietta GA
700541         1/26/2001         $ 52.03            EMPLOYEE            Marsha Loudermilk                      Raleigh NC
700542         1/26/2001         $ 33.32            EMPLOYEE            Mima Serrebee                          Akron OH
700543         1/26/2001         $ 25.66            EMPLOYEE            Jeff Lowther                           Fairlakes VA
700544         1/26/2001         $ 15.96            EMPLOYEE            Chris Edgens                           Atlanta GA
700546         1/26/2001         $114.58            EMPLOYEE            Michael Toutloff                       La Porte IN
700547         1/26/2001         $175.89            EMPLOYEE            Margot Hackett                         Greenville SC
700548         1/26/2001         $ 63.84            EMPLOYEE            Amy Henderson                          Mounds View MN
           ----------------------------------------------------
            SUBTOTAL                                $ 39,526.89
           ====================================================
700517         1/26/2001         $ 93.60            OP-LEASE            Allied Trailer Sales & Rental          Savage MD
700525         1/26/2001         $284.88            OP-LEASE            Pac Van Leasing & Sales                Indianapolis IN
700526         1/26/2001         $ 72.78            OP-LEASE            Mobile Mini Inc.                       Phoenix AZ
700527         1/26/2001         $ 50.90            OP-LEASE            Mobile Storage Group, Inc.             La Crescenta CA
           -----------------------------------------------------
            SUBTOTAL                                $     502.16
           =====================================================
700054         1/19/2001         $103.37            PETTY CASH          WACCAMAW POTTERY COLUMBIA              COLUMBIA SC
700055         1/19/2001         $136.06            PETTY CASH          WACCAMAW POTTERY-SPARTANBURG           SPARTANBURG SC
700056         1/19/2001         $189.41            PETTY CASH          WACCAMAW POTTERY-MONTGOMERY            MONTGOMERY AL
700057         1/19/2001         $200.76            PETTY CASH          WACCAMAW OF KNOXVILLE                  KNOXVILLE TN
700058         1/19/2001         $149.59            PETTY CASH          WACCAMAW OF RALEIGH 2                  RALEIGH NC
700059         1/19/2001         $ 97.41            PETTY CASH          WACCAMAW OF HOMEWOOD                   BIRMINGHAM AL
700060         1/19/2001         $194.80            PETTY CASH          WACCAMAW POTTERY OF SKOKIE             SKOKIE IL

Debtor:                                                                          Case No.: 1-0181 through 01-0184
HomePlace Stores, Inc.                                                                Report Period; January 2001
HomePlace Stores Two, Inc.                                                                   Jointly Administered
HomePlace Management, Inc.
HomePlace Of America, Inc.
                                    MONTHLY OPERATING REPORT
                                    For the Month Ending January 27, 2001                                   MOR - 1F
                                    Supporting Schedule for MOR-1

Bank: FleetBank       Account No: 942-8391672                   Account Type: Accounts Payable

CHECK #           DATE            AMOUNT            CATEGORY            ISSUED TO:
----------------------------------------------------------------------------------------------------------------------------------
700061         1/19/2001         $113.65            PETTY CASH          WACCAMAW POTTERY OF GURNEE             GURNEE IL
700065         1/19/2001         $208.96            PETTY CASH          WACCAMAW OF PALM HARBOR                PALM HARBOR FL
700067         1/19/2001         $173.76            PETTY CASH          WACCAMAW OF DULUTH                     DULUTH GA
700069         1/19/2001         $ 37.33            PETTY CASH          WACCAMAW OF ROSWELL                    ROSWELL GA
700070         1/19/2001         $158.49            PETTY CASH          WACCAMAW OF FAIRFAX                    FAIRFAX VA
700074         1/19/2001         $140.48            PETTY CASH          WACCAMAW OF CUMBERLAND                 ATLANTA GA
700082         1/19/2001         $355.89            PETTY CASH          WACCAMAW OF TAMPA                      TAMPA FL
700095         1/19/2001         $149.86            PETTY CASH          HomePlace, Oklahoma City               Oklahoma City OK
700096         1/19/2001         $138.08            PETTY CASH          HomePlace, Edina                       Edina MN
700097         1/19/2001         $144.79            PETTY CASH          HomePlace, Englewood                   Englewood CO
700098         1/19/2001         $121.59            PETTY CASH          HomePlace, Knoxville                   Knoxville TN
700099         1/19/2001         $125.74            PETTY CASH          HomePlace, Tulsa                       Tulsa OK
700100         1/19/2001         $213.71            PETTY CASH          HomePlace, Altamonte                   Altamonte Springs FL
700101         1/19/2001         $191.44            PETTY CASH          HomePlace, North Brunswick             North Brunswick NJ
700102         1/19/2001         $ 86.41            PETTY CASH          HomePlace, Best In The West            Las Vegas NV
700103         1/19/2001         $251.73            PETTY CASH          HomePlace, Cincinnati                  Cincinnati OH
700104         1/19/2001         $242.58            PETTY CASH          HomePlace, Beavercreek                 Beavercreek OH
700105         1/19/2001         $147.52            PETTY CASH          HomePlace, Greensboro                  Greensboro NC
700106         1/19/2001         $487.29            PETTY CASH          HomePlace, Westminster                 Westminster CO
700107         1/19/2001         $166.64            PETTY CASH          HomePlace, Dublin                      Dublin OH
700108         1/19/2001         $440.69            PETTY CASH          HomePlace, Del Ray Beach               Del Ray Beach FL
700109         1/19/2001         $153.83            PETTY CASH          HomePlace, Mayfield Heights            Mayfield Heights OH
700110         1/19/2001         $215.97            PETTY CASH          HomePlace, Tri-County                  Cincinnati OH
700111         1/19/2001         $183.07            PETTY CASH          HomePlace, Denver                      Denver CO
700112         1/19/2001         $240.04            PETTY CASH          HomePlace, North Canton                North Canton OH
700113         1/19/2001         $110.00            PETTY CASH          HomePlace, Kennesaw                    Marietta GA
700114         1/19/2001         $201.82            PETTY CASH          HomePlace, Montrose                    Akron OH
700115         1/19/2001         $136.64            PETTY CASH          HomePlace, Charlotte                   Charlotte NC
700116         1/19/2001         $204.01            PETTY CASH          HomePlace, St. Louis                   Sunset Hills MO
700117         1/19/2001         $180.87            PETTY CASH          HomePlace, Boardman                    Boardman OH
700118         1/19/2001         $234.82            PETTY CASH          HomePlace, Bowie                       Bowie MD
700119         1/19/2001         $208.30            PETTY CASH          HomePlace, North Olmstead              North Olmstead OH
700120         1/19/2001         $141.86            PETTY CASH          HomePlace, Omaha                       Omaha NE
700121         1/19/2001         $153.67            PETTY CASH          HomePlace, Fayetteville                Fayetteville GA
700129         1/19/2001         $448.29            PETTY CASH          HomePlace DC Newnan                    Newnan GA

Debtor:                                                                          Case No.: 1-0181 through 01-0184
HomePlace Stores, Inc.                                                                Report Period; January 2001
HomePlace Stores Two, Inc.                                                                   Jointly Administered
HomePlace Management, Inc.
HomePlace Of America, Inc.
                                    MONTHLY OPERATING REPORT
                                    For the Month Ending January 27, 2001                                   MOR - 1F
                                    Supporting Schedule for MOR-1

Bank: FleetBank       Account No: 942-8391672                   Account Type: Accounts Payable

CHECK #           DATE            AMOUNT            CATEGORY            ISSUED TO:
----------------------------------------------------------------------------------------------------------------------------------
700130         1/19/2001         $297.23            PETTY CASH          HomePlace DC London                    London OH
700135         1/19/2001         $293.24            PETTY CASH          HomePlace of Fayetteville              Fayetteville NC
700229         1/22/2001         $280.00            PETTY CASH          WACCAMAW OF N CHARLESTON               CHARLESTON SC
700231         1/22/2001         $160.00            PETTY CASH          HomePlace, Charlotte                   Charlotte NC
700289         1/23/2001         $ 66.14            PETTY CASH          WACCAMAW CORPORATION                   MYRTLE BEACH SC
700304         1/23/2001         $150.00            PETTY CASH          HomePlace, Nashville                   Franklin TN
700408         1/24/2001         $240.82            PETTY CASH          HomePlace, Commack                     Commack NY
700418         1/24/2001         $255.00            PETTY CASH          WACCAMAW OF N CHARLESTON               CHARLESTON SC
700431         1/25/2001         $888.35            PETTY CASH          WACCAMAW POTTERY-MYRTLE BEACH          MYRTLE BEACH SC
700432         1/25/2001         $113.47            PETTY CASH          WACCAMAW POTTERY-MYRTLE BEACH          MYRTLE BEACH SC
700550         1/26/2001         $321.93            PETTY CASH          HomePlace of Greenville                Greenville SC
           -----------------------------------------------------
            SUBTOTAL                                 $ 11,047.40
           =====================================================
700221         1/22/2001         $125.00            POSTAGE             US Postmaster                          Myrtle Beach SC
700222         1/22/2001         $375.00            POSTAGE             US Postmaster                          Myrtle Beach SC
           -----------------------------------------------------
            SUBTOTAL                                $     500.00
           =====================================================
700148         1/19/2001         $ 93.91            REFUND              ACQUANETTA DELANY                      UPPER MARLBORO MD
700149         1/19/2001         $ 73.11            REFUND              ANGELA LONG                            WASHINGTON DC
700150         1/19/2001         $104.49            REFUND              ANNE WILLIAMS                          ROANOKE VA
700151         1/19/2001         $ 57.46            REFUND              BETH MYREN                             EAGAN MN
700152         1/19/2001         $ 52.48            REFUND              BONNIE K. ARNDT                        WEST COLUMBIA SC
700153         1/19/2001         $159.75            REFUND              CAROL TILSETH                          EAGAN MN
700154         1/19/2001         $ 53.10            REFUND              CATHERINE BIAKELAND                    OAKDALE MN
700155         1/19/2001         $ 53.59            REFUND              CHARLENE KNEDGEN                       RENO NV
700156         1/19/2001         $ 59.87            REFUND              CINDI O'CONNOR                         MAITLAND FL
700157         1/19/2001         $194.76            REFUND              CROSSLAND'S                            OKLAHOMA CITY OK
700158         1/19/2001         $ 63.86            REFUND              DEBRA MCLELLAN                         LAKEVILLE MN
700159         1/19/2001         $161.88            REFUND              DOREEN LEONETTI                        EAGAN MN
700160         1/19/2001         $ 36.02            REFUND              GEORGIA GROMON                         NORCROSS GA
700161         1/19/2001         $191.70            REFUND              GRACE DUCLAS                           ROSEMOUNT MN
700162         1/19/2001         $247.05            REFUND              GREENVILLE RENTAL                      GREENVILLE SC
700163         1/19/2001         $153.66            REFUND              JACQUELINE N. BARKEY                   KIGHTDALE NC
700164         1/19/2001         $ 54.24            REFUND              JOAN LARSEN                            PARK RIDGE IL
700165         1/19/2001         $ 37.08            REFUND              JULIE BOYCE                            DES MOINES IA
700166         1/19/2001         $169.56            REFUND              JULIE WESTPHAL                         FONTANELLE IA

Debtor:                                                                          Case No.: 1-0181 through 01-0184
HomePlace Stores, Inc.                                                                Report Period; January 2001
HomePlace Stores Two, Inc.                                                                   Jointly Administered
HomePlace Management, Inc.
HomePlace Of America, Inc.
                                    MONTHLY OPERATING REPORT
                                    For the Month Ending January 27, 2001                                   MOR - 1F
                                    Supporting Schedule for MOR-1

Bank: FleetBank       Account No: 942-8391672                   Account Type: Accounts Payable

CHECK #           DATE            AMOUNT            CATEGORY            ISSUED TO:
----------------------------------------------------------------------------------------------------------------------------------
700167         1/19/2001         $134.39            REFUND              LEE SPRINGER                           LEXINGTON SC
700168         1/19/2001         $157.59            REFUND              LINDA KELSEY                           PAPILLION NE
700169         1/19/2001         $ 45.00            REFUND              LOLA ANTON                             COLUMBIA SC
700170         1/19/2001         $210.86            REFUND              MARIA RYMEARSON                        ANKENY IA
700171         1/19/2001         $315.63            REFUND              MARY BECH                              AIKEN SC
700172         1/19/2001         $317.99            REFUND              MELINDA J. FARMER                      ATLANTA GA
700173         1/19/2001         $ 42.56            REFUND              NANCY NARR                             CRYSTAL MN
700174         1/19/2001         $105.99            REFUND              PATRICIA JONES                         ATLANTA GA
700175         1/19/2001         $ 12.81            REFUND              PEGGY MCKINNEY                         RUFFIN NC
700176         1/19/2001         $ 63.88            REFUND              ROBIN L. LUGER                         OAKDALE MN
700177         1/19/2001         $ 78.74            REFUND              ROSALIE E. WATSON                      HOLDEN BEACH NC
700178         1/19/2001         $220.44            REFUND              TARA PARKER                            HAMPSTEAD NC
700179         1/19/2001                            REFUND              Voided by DBARNHIL on 02/05/2001 -
                                                                        Check voided after printing
700180         1/19/2001         $ 47.91            REFUND              THOMAS M. LICKTEIG                     BLOOMINGTON MN
700181         1/19/2001         $494.28            REFUND              WALTER J. TURZAN                       MONACA PA
700433         1/25/2001         $ 36.57            REFUND              BRAD JOHNSON                           RICHMOND VA
700434         1/25/2001         $ 37.23            REFUND              DIANE M. SCHALL                        EDEN PRAIRIE MN
700435         1/25/2001         $191.68            REFUND              DIANNE MAHLER                          CHANNAHON IL
700436         1/25/2001         $158.99            REFUND              DONNA HALSEY                           BURLINTON NC
700437         1/25/2001         $158.49            REFUND              ELAINE SPEARMAN                        ST. LOUIS MO
700438         1/25/2001         $ 77.65            REFUND              GAIL DUNCAN                            MAPLE GROVE MN
700439         1/25/2001         $ 42.79            REFUND              GAIL S DIXON                           NO AUGUSTA SC
700440         1/25/2001         $127.78            REFUND              JAMIE REYNOLDS                         SO. ST. PAUL MN
700441         1/25/2001         $ 27.66            REFUND              JANE GOBERNATZ                         ROGERS MN
700442         1/25/2001         $261.24            REFUND              KELLEY BURTON                          RICHMOND VA
700443         1/25/2001         $154.40            REFUND              K HERGESHEIMER                         WHITE BEAR LAKE MN
700444         1/25/2001         $ 95.37            REFUND              LINDA PHILLIPS                         ELON COLLEGE NC
700445         1/25/2001         $ 21.39            REFUND              MAUREEN T SMITH                        AUGUSTA GA
700446         1/25/2001         $100.64            REFUND              PHYLLIS EBERT                          BROOKLYN PARK MN
700447         1/25/2001         $ 79.86            REFUND              RENA ROGERS                            MINNEAPOLIS MN
700448         1/25/2001         $ 64.34            REFUND              RONDA THOMPSON                         LAS VEGAS NV
700449         1/25/2001         $207.54            REFUND              ROSEMARY SCHAFFER                      ROSEMOUNT MN
700450         1/25/2001         $254.38            REFUND              STEVE ZNEROLD                          CLIVE IA
700451         1/25/2001         $ 51.08            REFUND              SUSAN K GRUTTE                         ST. PAUL MN
700452         1/25/2001         $608.95            REFUND              TANGIE BURROUGHS                       SURFSIDE SC

Debtor:                                         Case No.: 1-0181 through 01-0184
HomePlace Stores, Inc.                               Report Period; January 2001
HomePlace Stores Two, Inc.                                  Jointly Administered
HomePlace Management, Inc.
HomePlace Of America, Inc.

                        MONTHLY OPERATING REPORT
                        For the Month Ending January 27, 2001           MOR - 1F
                        Supporting Schedule for MOR-1

Bank: FleetBank       Account No: 942-8391672     Account Type: Accounts Payable

CHECK #           DATE            AMOUNT            CATEGORY            ISSUED TO:
----------------------------------------------------------------------------------------------------------------------------------
700453         1/25/2001         $     96.46        REFUND              TRINA OUTCOLT                          MAPLE GROVE MN
700454         1/25/2001         $     44.72        REFUND              VERN EDEL                              EAGAN MN
700455         1/25/2001         $     83.59        REFUND              WM H. WOOLF                            ARLINGTON VA
700503         1/25/2001         $     25.94        REFUND              WALTER WRIGHT                          AUGUSTA GA
700551         1/26/2001         $    106.49        REFUND              STEPHANIE M. GOODPASTER                HUDSON WI
           ---------------------------------------------------
            SUBTOTAL                                $ 7,380.87
           ===================================================
700514         1/26/2001         $    212.56        SECURITY            Brinks, Inc.                           Chicago IL
700523         1/26/2001         $    125.00        SECURITY            Honeywell, Inc.*                       Carol Stream IL
700534         1/26/2001         $    230.04        SECURITY            Honeywell, Inc.*                       Carol Stream IL
           ---------------------------------------------------
            SUBTOTAL                                $   567.60
           ===================================================
700182         1/19/2001         $105,148.57        SP-OTHER            Expeditors International               North Charleston SC
700223         1/22/2001         $    152.98        SP-OTHER            Vision Service Plan                    San Francisco CA
700245         1/22/2001         $    137.00        SP-OTHER            BRONX SCU                              ALBANY NY
700295         1/23/2001         $ 33,516.81        SP-OTHER            Retail Resources                       New York NY
700298         1/23/2001         $    600.86        SP-OTHER            G. William Miller & Co., Inc.          Washington DC
700305         1/23/2001         $  4,803.30        SP-OTHER            The Hartford Insurance Co.             Philadelphia PA
700306         1/23/2001         $  5,121.42        SP-OTHER            The Hartford Insurance Co.             Philadelphia PA
700307         1/23/2001         $  3,809.41        SP-OTHER            The Hartford Insurance Co.             Philadelphia PA
700308         1/23/2001         $  2,605.86        SP-OTHER            The Hartford - Disability Ins.         Philadelphia PA
700309         1/23/2001         $  8,480.99        SP-OTHER            The Hartford Insurance Co.             Philadelphia PA
700311         1/23/2001         $    216.17        SP-OTHER            UPS-Custom House Brokerage             Louisville KY
700312         1/23/2001         $ 12,353.75        SP-OTHER            The Hartford Insurance Co.             Philadelphia PA
700313         1/23/2001         $ 11,244.01        SP-OTHER            American Heritage Life Ins. Co         Jacksonville FL
700399         1/24/2001         $     30.00        SP-OTHER            COMPTROLLER                            ANNAPOLIS MD
700400         1/24/2001         $     30.00        SP-OTHER            COMPTROLLER                            ANNAPOLIS MD
700401         1/24/2001         $     30.00        SP-OTHER            COMPTROLLER                            ANNAPOLIS MD
700402         1/24/2001         $     30.00        SP-OTHER            COMPTROLLER                            ANNAPOLIS MD
700403         1/24/2001         $     30.00        SP-OTHER            COMPTROLLER                            ANNAPOLIS MD
700410         1/24/2001         $    402.37        SP-OTHER            Bank Of America                        Louisville KY
700419         1/24/2001         $ 11,872.38        SP-OTHER            Vision Service Plan                    San Francisco CA
700422         1/24/2001         $ 11,457.18        SP-OTHER            American Heritage Life Ins. Co         Jacksonville FL
700511         1/26/2001         $ 31,503.78        SP-OTHER            Logisource, Inc.                       Charlotte NC
700516         1/26/2001         $     11.20        SP-OTHER            BENJAMIN'S BAGEL BAKERY                SURSIDE BEACH SC
700518         1/26/2001         $     78.37        SP-OTHER            Williams Scotsman, Inc.                Chicago IL

Debtor                                          Case No.: 1-0181 through 01-0184
HomePlace Stores, Inc.                               Report Period; January 2001
HomePlace Stores Two, Inc.                                  Jointly Administered
HomePlace Management, Inc.
HomePlace of America, Inc.

                    MONTHLY OPERATING REPORT
                    For the Month Ending January 27, 2001                 MOR-1F
                    Supporting Schedule for MOR-1

Bank: FleetBank     Account No: 942-8391672       Account Type: Accounts Payable

CHECK #          DATE              AMOUNT           CATEGORY            ISSUED TO:
-------------------------------------------------------------------------------------------------------------------------------
700519         1/26/2001         $ 12,505.26        SP-OTHER            The Hartford Insurance Co.             Philadelphia PA
700520         1/26/2001         $    545.00        SP-OTHER            VILLAGE OF HANOVER PARK                HANOVER PARK IL
700521         1/26/2001         $    176.05        SP-OTHER            AT Systems Great Lakes, Inc.           Columbus OH
700522         1/26/2001         $     25.00        SP-OTHER            Swisher                                Charlotte NC
700529         1/26/2001         $     35.25        SP-OTHER            Alpine Spring Water Company of         Myrtle Beach SC
           -----------------------------------------------------
            SUBTOTAL                                $ 256,952.97
           =====================================================
700317         1/24/2001         $ 15,000.00        SP-REPAIRS          United Electronic Services             Charlotte NC
           -----------------------------------------------------
            SUBTOTAL                                $ 15,000.00
           =====================================================
700183         1/19/2001         $ 76,783.93         TAXES               NYS DEPARTMENT OF TAXATION            ALBANY NY
700184         1/19/2001         $ 38,177.99         TAXES               Sales and Use Tax(NJ)                 Trenton NY
700185         1/19/2001         $ 39,048.32         TAXES               Sales and Use Tax(NJ)                 Trenton NY
700186         1/19/2001         $ 47,888.50         TAXES               Sales and Use Tax(NJ)                 Trenton NY
700187         1/19/2001         $ 30,386.07         TAXES               Manager of Revenue                    Denver CO
700188         1/19/2001         $ 28,833.37         TAXES               City Of WestMinister                  Westminister CO
700189         1/19/2001         $101,569.00         TAXES               Colorado Dept Of Revenue              Denver CO
700190         1/19/2001         $  3,018.94         TAXES               Mobile County                         Mobile AL
700191         1/19/2001         $ 31,542.12         TAXES               Mobile County                         Mobile AL
700192         1/19/2001         $ 14,956.19         TAXES               RANDY GODEKE,DIRECTOR                 BIRMINGHAM AL
700193         1/19/2001         $ 20,728.17         TAXES               City of Irondale                      Irondale AL
700194         1/19/2001         $ 12,648.19         TAXES               Montgomery County Commission          Birmingham AL
700195         1/19/2001         $ 21,083.14         TAXES               Montgomery County Commission          Birmingham AL
700196         1/19/2001         $ 14,569.58         TAXES               Phoenix City Treasurer                Phoenix AZ
700197         1/19/2001         $ 15,634.45         TAXES               Phoenix City Treasurer                Phoenix AZ
700198         1/19/2001                             TAXES               Voided by DBARNHIL on 01/22/2001 -
                                                                         Check voided after printing
700199         1/19/2001         $  2,980.81         TAXES               City of Fayetteville                  Fayetteville GA
700200         1/19/2001         $149,486.85         TAXES               GEORGIA DEPT. OF REVENUE              ATLANTA GA
700201         1/19/2001         $    156.00         TAXES               Mississippi Secretary of State        Jackson MS
700202         1/19/2001         $    615.57         TAXES               HORRY COUNTY FINANCE OFFICE           CONWAY SC
700203         1/19/2001         $ 63,799.00         TAXES               Mississippi Secretary of State        Jackson MS
700204         1/19/2001         $ 39,275.00         TAXES               Mississippi Secretary of State        Jackson MS
700205         1/19/2001         $ 42,609.00         TAXES               Mississippi Secretary of State        Jackson MS
700206         1/19/2001         $ 15,369.37         TAXES               City Of Mesa                          Mesa AZ
700207         1/19/2001         $ 40,478.38         TAXES               S.C.DEPT.OF REVENUE                   COLUMBIA SC
700208         1/19/2001         $ 35,118.13         TAXES               S.C.DEPT.OF REVENUE                   COLUMBIA SC

Debtor:                                         Case No.: 1-0181 through 01-0184
HomePlace Stores, Inc.                               Report Period; January 2001
HomePlace Stores Two, Inc.                                  Jointly Administered
HomePlace Management, Inc.
Home Place Of America, Inc.

                     MONTHLY OPERATING REPORT
                     For the Month Ending January 27, 2001                MOR-1F
                     Supporting Schedule for MOR-1

Bank: FleetBank       Account No: 942-8391672     Account Type: Accounts Payable

CHECK #          DATE              AMOUNT          CATEGORY              ISSUED TO:
------------------------------------------------------------------------------------------------------------------------------
700209         1/19/2001         $ 19,742.51         TAXES               S.C.DEPT.OF REVENUE                   COLUMBIA SC
700210         1/19/2001         $ 36,258.85         TAXES               S.C.DEPT.OF REVENUE                   COLUMBIA SC
700211         1/19/2001         $ 35,176.62         TAXES               S.C.DEPT.OF REVENUE                   COLUMBIA SC
700212         1/19/2001         $ 30,526.51         TAXES               S.C.DEPT.OF REVENUE                   COLUMBIA SC
700213         1/19/2001         $ 59,416.96         TAXES               S.C.DEPT.OF REVENUE                   COLUMBIA SC
700214         1/19/2001         $  2,118.33         TAXES               PA Department of Revenue              Harrisburg PA
700234         1/22/2001         $     90.64         TAXES               Horry County Clerk of Court           Conway SC
700235         1/22/2001         $    133.90         TAXES               MARION COUNTY CLERK                   MARION SC
700236         1/22/2001         $    342.00         TAXES               Marion County Clerk-CSD               Indianapolis IN
700237         1/22/2001         $     51.23         TAXES               R GEOFFERY LEVY, TRUSTEE              COLUMBIA SC
700238         1/22/2001         $     86.40         TAXES               Bernice B. Parker, Clerk              Florence SC
700239         1/22/2001         $     93.00         TAXES               DAVID P ROGERS, JR., TRUSTEE          BIRMINGHAM AL
700240         1/22/2001         $    122.96         TAXES               Judith P. Medearis, Clerk             Chattanooga TN
700241         1/22/2001         $    288.51         TAXES               U.S. Dept. of Education               Greenville TX
700242         1/22/2001         $    259.20         TAXES               Franklin CCS Enforcement Agenc        Columbus OH
700243         1/22/2001         $    149.24         TAXES               STATE COURT OF FULTON COUNTY          ATLANTA GA
700244         1/22/2001         $    192.89         TAXES               Montgomery County Support Enfo        Dayton OH
700246         1/22/2001         $     50.00         TAXES               Internal Revenue Service              Sensalem PA
700247         1/22/2001         $    256.37         TAXES               Washington State Support Regis        Olympia WA
700248         1/22/2001         $    207.69         TAXES               Family Support Registry (FSR)         Atlanta GA
700249         1/22/2001         $    560.95         TAXES               NC Child Support                      Raleigh NC
700250         1/22/2001         $     72.14         TAXES               THE FAMILY COURT OF CHARLESTON        CHARLESTON SC
700251         1/22/2001         $    185.87         TAXES               Family Court Division, Horry C        Conway SC
700252         1/22/2001         $  1,005.21         TAXES               Treasurer of Virginia                 Richmond VA
700253         1/22/2001         $    281.00         TAXES               Office of the Chapter 13 Trust        Knoxville TN
700254         1/22/2001         $    314.99         TAXES               M. Regina Thomas, Standing Tru        Atlanta GA
700255         1/22/2001         $    107.69         TAXES               State of Alabama                      Montgomery AL
700256         1/22/2001         $    206.37         TAXES               Pennsylvania SCDU                     Harrisburg PA
700257         1/22/2001         $    136.99         TAXES               John V. LaBarge Jr., Trustee          St. Louis MO
700258         1/22/2001         $    485.16         TAXES               MN Child Support Center               St. Paul MN
700259         1/22/2001         $    402.00         TAXES               NJ Family Support Pmt Center          Trenton NJ
700260         1/22/2001         $     54.29         TAXES               Paul M. Herbert, Clerk of Cour        Columbus OH
700261         1/22/2001         $     41.63         TAXES               United Student Aid Funds, Inc.        Indianapolis IN
700262         1/22/2001         $     38.36         TAXES               Waren L. Tradlock - Trustee           Charlotte NC
700263         1/22/2001         $  1,343.08         TAXES               FLSDU                                 Tallahassee FL

Debtor:                                         Case No.: 1-0181 through 01-0184
HomePlace Stores, Inc.                               Report Period; January 2001
HomePlace Stores Two, Inc.                                  Jointly Administered
HomePlace Management, Inc.
HomePlace Of America, Inc.
                        MONTHLY OPERATING REPORT
                        For the Month Ending January 27, 2001           MOR - 1F
                        Supporting Schedule for MOR-1

Bank: FleetBank       Account No: 942-8391672     Account Type: Accounts Payable

CHECK #           DATE              AMOUNT          CATEGORY            ISSUED TO:
------------------------------------------------------------------------------------------------------------------------------
700264         1/22/2001         $    115.00         TAXES               State Disbursement Unit               Wheaton IL
700265         1/22/2001         $    210.00         TAXES               Central Child Support Receipti        Nashville TN
700266         1/22/2001         $    115.38         TAXES               Family Support Registry               Denver CO
700267         1/22/2001         $     62.50         TAXES               Mississippi Dept. of Human Ser        Jackson MS
700268         1/22/2001         $    331.15         TAXES               Collection Services Center            Des Moines IA
700269         1/22/2001         $    249.23         TAXES               Circuit Ct of Montgomery Cty.         Montgomery AL
700270         1/22/2001         $    100.00         TAXES               Maryland Child Support Account        Baltimore MD
700271         1/22/2001         $    109.20         TAXES               FGLP Processing Center                Atlanta GA
700273         1/22/2001         $    108.00         TAXES               Monroe County SCU                     Albany NY
700274         1/22/2001         $     17.99         TAXES               OSFA/Equifax R.M.S.                   Albany NY
700275         1/22/2001         $    203.78         TAXES               Lawrence CSEA                         Ironton OH
700277         1/22/2001         $     41.33         TAXES               TSAC                                  Atlanta GA
700278         1/22/2001         $    255.23         TAXES               Child Support Enforcement             Atlanta GA
700279         1/22/2001         $    125.38         TAXES               State of AL, Dept of Industria        Montgomery AL
700280         1/22/2001         $     91.93         TAXES               Robert E. Hyman, Chapter 13 Tr        Memphis TN
700281         1/22/2001         $    180.17         TAXES               Sylvia Alice Jackson                  Austin TX
700282         1/22/2001         $    207.69         TAXES               Harris County Child Support           Houston TX
700283         1/22/2001         $    321.50         TAXES               Kent County Friend of the Cour        Grand Rapids MI
700284         1/22/2001         $    677.62         TAXES               TX Child Support SDU                  San Antonio TX
700285         1/22/2001         $    965.55         TAXES               Ohio Child Support Pmt Central        Columbus OH
700286         1/22/2001         $    180.33         TAXES               Massachusetts Dept. of Revenue        Boston MA
700287         1/22/2001         $    134.81         TAXES               Small Claims Court                    Pell City AL
700288         1/22/2001         $    130.28         TAXES               PHEAA                                 Harrisburg PA
700290         1/23/2001         $     68.70         TAXES               UMLIC-EIGHT Corp. Dennis Reime        Twinsburg OH
700291         1/23/2001         $    217.07         TAXES               District Attorney Trust               Stockton CA
700299         1/23/2001         $     30.13         TAXES               Circuit Ct of Montgomery Cty.         Montgomery AL
700300         1/23/2001         $    249.23         TAXES               Circuit Ct of Montgomery Cty.         Montgomery AL
700301         1/23/2001         $    206.37         TAXES               Pennsylvania SCDU                     Harrisburg PA
700302         1/23/2001         $    622.00         TAXES               Augusta License & Inspection          Augusta GA
700303         1/23/2001         $    100.00         TAXES               Maricopa County Enviromental          Phoenix AZ
700372         1/24/2001         $     90.64         TAXES               Horry County Clerk of Court           Conway SC
700373         1/24/2001         $    133.90         TAXES               MARION COUNTY CLERK                   MARION SC
700374         1/24/2001         $     51.23         TAXES               R GEOFFERY LEVY, TRUSTEE              COLUMBIA SC
700375         1/24/2001         $    188.00         TAXES               DAVID P ROGERS, JR., TRUSTEE          BIRMINGHAM AL
700376         1/24/2001         $    267.77         TAXES               U.S. Dept. of Education               Greenville TX

Debtor:                                        Case No.: 1-0181 through 01-0184
HomePlace Stores, Inc.                              Report Period; January 2001
HomePlace Stores Two, Inc.                                 Jointly Administered
HomePlace Management, Inc.
HomePlace Of America, Inc.

                             MONTHLY OPERATING REPORT
                             For the Month Ending January 27, 2001      MOR - 1F
                             Supporting Schedule for MOR-1

Bank: FleetBank       Account No: 942-8391672     Account Type: Accounts Payable

CHECK #          DATE               AMOUNT          CATEGORY            ISSUED TO:
---------------------------------------------------------------------------------------------------------------------------
700377         1/24/2001         $    259.20         TAXES               Franklin CCS Enforcement Agenc        Columbus OH
700378         1/24/2001         $    202.41         TAXES               Washington State Support Regis        Olympia WA
700379         1/24/2001         $    207.69         TAXES               Family Support Registry (FSR)         Atlanta GA

Debtor:                                       Case No. : 1-0181 through 01-0184
HomePlace Stores, Inc.                              Report Period; January 2001
HomePlace Stores Two, Inc.                                 Jointly Administered
HomePlace Management, Inc.
HomePlace Of America, Inc.

                            MONTHLY OPERATING REPORT
                 For the Month Ending January 27, 2001                  MOR - 1F
                          Supporting Schedule for MOR-1

     Bank: FleetBank  Account No: 942-8391672    Account Type: Accounts Payable


      CHECK #        DATE          AMOUNT     CATEGORY    ISSUED TO:
     -------------------------------------------------------------------------------------------------------------
       700380      1/24/2001     $   560.95    TAXES      NC Child Support                      Raleigh NC
       700381      1/24/2001     $   185.87    TAXES      Family Court Division, Horry C        Conway SC
       700382      1/24/2001     $   281.00    TAXES      Office of the Chapter 13 Trust        Knoxville TN
       700383      1/24/2001     $   206.37    TAXES      Pennsylvania SCDU                     Harrisburg PA
       700384      1/24/2001     $   557.09    TAXES      MN Child Support Center               St. Paul MN
       700385      1/24/2001     $   402.00    TAXES      NJ Family Support Pmt Center          Trenton NJ
       700386      1/24/2001     $    53.25    TAXES      Paul M. Herbert, Clerk of Cour        Columbus OH
       700387      1/24/2001     $    38.26    TAXES      United Student Aid Funds, Inc.        Indianapolis IN
       700388      1/24/2001     $    42.43    TAXES      Waren L. Tradlock - Trustee           Charlotte NC
       700389      1/24/2001     $ 1,315.41    TAXES      FLSDU                                 Tallahassee FL
       700390      1/24/2001     $    62.50    TAXES      Mississippi Dept. of Human Ser        Jackson MS
       700391      1/24/2001     $   100.00    TAXES      Maryland Child Support Account        Baltimore MD
       700392      1/24/2001     $   255.23    TAXES      Child Support Enforcement             Atlanta GA
       700393      1/24/2001     $    45.36    TAXES      Robert E. Hyman, Chapter 13 Tr        Memphis TN
       700394      1/24/2001     $    53.43    TAXES      Fairborn Municipal Court              Fairborn OH
       700395      1/24/2001     $   754.01    TAXES      TX Child Support SDU                  San Antonio TX
       700396      1/24/2001     $ 1,137.61    TAXES      Ohio Child Support Pmt Central        Columbus OH
       700397      1/24/2001     $   229.61    TAXES      Massachusetts Dept. of Revenue        Boston MA
       700404      1/24/2001     $   175.00    TAXES      Falls township Police Dept            Fairless Hills PA
       700405      1/24/2001     $    25.00    TAXES      Falls township Police Dept            Fairless Hills PA
       700406      1/24/2001     $ 1,905.00    TAXES      State of Michigan                     Lansing MI
       700407      1/24/2001     $   150.00    TAXES      Salt River Pima-Maricopa India        Scottsdale AZ
       700413      1/24/2001     $ 4,632.09    TAXES      Missouri Dept of Revenue              Jefferson City MO
       700414      1/24/2001     $ 1,284.26    TAXES      N.C. DEPT. OF REVENUE                 RALEIGH NC
       700415      1/24/2001     $   987.69    TAXES      N.C. DEPT. OF REVENUE                 RALEIGH NC
       700416      1/24/2001     $55,457.46    TAXES      Kansas Department of Revenue          Topeka KS
       700417      1/24/2001     $39,959.68    TAXES      Nebraska Dept. of Revenue             Lincoln NE
       700504      1/25/2001     $   237.24    TAXES      John V. LaBarge Jr., Trustee          St. Louis MO
       700505      1/25/2001     $   673.61    TAXES      Marie Lynch                           Bristol PA
       700506      1/25/2001     $ 1,035.54    TAXES      Treasurer of Virginia                 Richmond VA
       700528      1/26/2001     $ 2,275.00    TAXES      Nevada Dept of Taxation               Las Vegas NV
       700549      1/26/2001     $    86.40    TAXES      Bernice B. Parker, Clerk              Florence SC
                ------------------------------------------
                SUBTOTAL                    $1,200,548.35
                ==========================================
       700219      1/19/2001     $ 1,564.00    TRADE      Amisco Industries                     L'Islett QC

Debtor:                                       Case No. : 1-0181 through 01-0184
HomePlace Stores, Inc.                              Report Period; January 2001
HomePlace Stores Two, Inc.                                 Jointly Administered
HomePlace Management, Inc.
HomePlace Of America, Inc.

                            MONTHLY OPERATING REPORT
                 For the Month Ending January 27, 2001                  MOR - 1F
                          Supporting Schedule for MOR-1

     Bank: FleetBank  Account No: 942-8391672    Account Type: Accounts Payable


      CHECK #        DATE          AMOUNT     CATEGORY   ISSUED TO:
     -------------------------------------------------------------------------------------------------------------
       700409      1/24/2001     $ 7,024.08    TRADE      Model Imperial                        Deerfield Beach FL
       700428      1/24/2001     $   128.00    TRADE      Amisco Industries                     L'Islett QC
       700429      1/24/2001     $94,944.00    TRADE      Dorel Industries                      Montreal-Nord MO
       700430      1/24/2001     $67,596.00    TRADE      Dorel Industries                      Montreal-Nord MO
       700470      1/25/2001     $13,279.00    TRADE      Brentwood Originals                   Los Angeles CA
       700510      1/26/2001     $   435.50    TRADE      Piedmont Coca-Cola Bottling           Charlotte NC
       700513      1/26/2001     $    58.28    TRADE      The Earthgrains Company               Chicago IL
                ------------------------------------------
                SUBTOTAL                     $ 185,028.86
                ==========================================
       700220      1/22/2001     $   552.20    TRAVEL     AMOCO OIL COMPANY                     DES MOINES IA
       700296      1/23/2001     $ 1,171.87    TRAVEL     EXXON CARD SERVICE                    MACON GA
       700297      1/23/2001     $   236.71    TRAVEL     B P Oil                               Des Moines IA
       700412      1/24/2001     $   535.56    TRAVEL     Texaco                                Des Moines IA
                ------------------------------------------
                SUBTOTAL                     $   2,496.34
                ==========================================
       700053      1/18/2001                              Voided by DBARNHIL on 01/22/2001 - Check voided after printing
       700230      1/22/2001                              Voided by DBARNHIL on 02/02/2001 - Check voided after printing
       700276      1/22/2001                              Voided by DBARNHIL on 01/23/2001 - Check voided after printing
       700427      1/24/2001                              Voided by DBARNHIL on 02/05/2001 - Check voided after printing
       700469      1/25/2001                              Voided by DBARNHIL on 01/26/2001 - Check voided after printing
       700512      1/26/2001                              Voided by DBARNHIL on 01/29/2001 - Check voided after printing

     =======================================
     Total                    $2,625,450.27
     =======================================

IN RE:  HOMEPLACE OF AMERICA, INC. ET AL       CASE NO.: 01-0181 THROUGH 01-0184
                                             REPORTING PERIOD: JANUARY 2001


                         STATEMENT OF OPERATIONS MOR-2A
                                    $US (000)

The Statement of Operations is to be reported on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES                                                          MONTH       CUMULATIVE FILING TO DATE (2)
-----------------------------------------------------------------------------------------------------------
Gross Revenues                                                  53,087,691              19,111,569
Less:  Returns & Discounts                                      (7,519,279)             (2,706,940)
                                                               -----------              ----------
Net Revenue                                                     45,568,412              16,404,628
                                                               -----------              ----------
COST OF GOODS SOLD
Cost of Sales                                                   31,012,451              11,164,482
Shrink Provision                                                   506,424                 182,313
Discounts & Rebates                                                  5,951                   2,142
                                                               -----------              ----------
  Total Cost of Goods Sold                                      31,524,826              11,348,937
                                                               -----------              ----------
Gross Profit                                                    14,043,586               5,055,691
                                                               -----------              ----------
OPERATING EXPENSES
Advertising                                                      2,290,193                 824,469
Credit Card Fees                                                   648,146                 233,333
Bad Debt                                                            96,644                  34,792
Services Purchased                                                 331,922                 119,492
Employee Benefits Programs                                         429,627                 154,666
Insider Compensation (1)                                                 0                       0
Insurance                                                          169,919                  61,171
Management Fees/Bonuses                                            230,026                  82,809
Office Supplies                                                    231,137                  83,209
Telephone                                                          255,056                  91,820
Repair and Maintenance                                             326,935                 117,697
Rent and Lease Expense                                           6,445,601               2,320,416
Salaries/Commissions/Fees                                        6,681,777               2,405,440
Equipment Rental                                                   391,844                 141,064
Operating Supplies                                                 259,314                  93,353
Taxes - Payroll                                                    599,437                 215,797
Taxes - Real Estate                                                890,215                 320,477
Taxes - Other                                                      256,358                  92,289
Travel and Entertainment                                           193,225                  69,561
Utilities                                                          860,373                 309,734
Other (Attach List)                                                590,478                 212,572
Total Operating Expenses Before Depreciation                    22,178,227               7,984,162
Depreciation/Depletion/Amortization                              1,333,683                 480,126
                                                               -----------              ----------
Net Profit (Loss) Before Other Income & Expenses                (9,468,324)             (3,408,597)
                                                               -----------              ----------
OTHER INCOME & EXPENSES
Other Income (Attach List)                                         160,005                  57,602
Inventory Capitalization                                        (1,349,080)               (485,669)
Restructuring Expense                                            8,437,036               1,609,820
Interest Expense                                                 1,629,562                 586,642
Other Expense (Attach List)                                        622,469                 224,089
                                                               -----------              ----------
Net Profit (Loss) Before Reorganization Items                  (18,648,306)             (5,285,877)
                                                               -----------              ----------
REORGANIZATION ITEMS
Professional Fees                                                1,000,000                 360,000
U.S. Trustee Quarterly Fees                                              0                       0
Interest Earned on Accumulated Cash from Chapter 11                      0                       0
Gain (Loss) from Sale of Equipment                                       0                       0
Other Reorganization Expenses (Attach Schedule)                     41,875                  15,075
Total Reorganization Items                                       1,041,875                 375,075
Income Tax                                                       4,556,402                       0
                                                               -----------              ----------
NET PROFIT (LOSS)                                              (24,246,583)             (5,660,952)
                                                               ===========              ==========

(1)      Insider is defined in 11 U.S.C. Section 101(31).
(2)      Cumulative filing to date amounts have been allocated
         based on pre/post petition sales.                           Form MOR-2

IN RE:  HOMEPLACE OF AMERICA, INC. ET AL      CASE NO.: 01-0181 THROUGH 01-0184
                                          REPORTING PERIOD: JANUARY 2001


                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

                                 SCHEDULE MOR-2B

BREAKDOWN OF "OTHER" CATEGORY                                       MONTH       CUMULATIVE FILING TO DATE
---------------------------------------------------------------------------------------------------------
OTHER COSTS
                                                                         0                       0
OTHER OPERATIONAL EXPENSES
contractual labor                                                   59,121                  21,284
security                                                            88,890                  32,000
staff maintenance                                                  187,925                  67,653
STAR program expense                                                12,500                   4,500
bank service charges                                                88,667                  31,920
recruiting                                                          33,977                  12,232
misc                                                               119,398                  42,983
                                                               -----------              ----------
                                                                   590,478                 212,572
                                                               -----------              ----------
OTHER INCOME
new store discounts                                                154,355                  55,568
vending                                                              5,650                   2,034
                                                               -----------              ----------
                                                                   160,005                  57,602
                                                               -----------              ----------
OTHER EXPENSE
director fees                                                       52,000                  18,720
goodwill amortization                                              234,725                  84,501
business integration                                                57,742                  20,787
gain/(loss) on sale of assets                                      276,843                  99,663
misc                                                                 1,159                     417
                                                               -----------              ----------
                                                                   622,469                 224,089
                                                               -----------              ----------
OTHER REORGANIZATION EXPENSE
loan commitment fee (1/2 month)                                     41,875                  15,075

                                                               -----------              ----------
                                                                    41,875                  15,075
                                                               ===========              ==========

IN RE:  HOMEPLACE OF AMERICA, INC. ET AL      CASE NO.: 01-0181 THROUGH 01-0184
                                          REPORTING PERIOD: JANUARY 2001



                         COMPARATIVE BALANCE SHEET MOR-3


      ASSETS                                                      JAN 2001             BOOK VALUE
                                     PERIOD ENDING:               01/27/01          ON PETITION DATE
----------------------------------------------------------------------------------------------------
CASH                                                             5,009,207               2,634,519
ACCOUNTS RECEIVABLE                                              2,579,561               1,954,094
INVENTORY                                                      204,697,162             210,037,140
NOTES RECEIVABLE                                                         0                       0
PREPAID EXPENSES                                                 2,148,491               3,612,956
OTHER                                                               50,000               1,162,069
                                                               -----------             -----------
  TOTAL CURRENT ASSETS                                         214,484,421             219,400,777
                                                               -----------             -----------
PROPERTY, PLANT, EQUIPMENT                                     137,787,495             138,699,156
LESS ACCUMULATED
    DEPRECIATION/DEPLETION                                     (57,530,627)            (57,069,506)
NET PROPERTY, PLANT &
     EQUIPMENT                                                  80,256,867              81,629,650
DUE FROM AFFILIATES & INSIDERS                                           0                       0
INTANGIBLES                                                    108,091,039             108,325,765
SECURITY DEPOSITS                                                1,518,699                 665,379
OTHER                                                              981,826               5,432,629
                                                               -----------             -----------
  TOTAL ASSETS                                                 405,332,852             415,454,201
                                                               -----------             -----------
POSTPETITION LIABILITIES
ACCOUNTS PAYABLE                                                10,581,552                       0
TAXES PAYABLE                                                    3,626,474               6,532,547
TERM NOTE - SECURED DEBT                                        17,741,916              17,741,916
PROFESSIONAL FEES                                                        0                       0
REVOLVING CREDIT - SECURED DEBT                                104,468,002             111,753,840
DUE TO AFFILIATES & INSIDERS                                             0                       0
DEFERRED BASE RENT & OTHER                                      11,860,239              11,251,519
ACCRUED EXPENSES & OTHER                                         7,177,128               7,665,328
                                                               -----------             -----------
  TOTAL POSTPETITION
     LIABILITIES                                               155,455,311             154,945,151
                                                               -----------             -----------
PREPETITION LIABILITIES
SECURED DEBT                                                             0                       0
PRIORITY DEBT                                                            0                       0
UNSECURED DEBT                                                  86,857,575              92,545,793
LEASE OBLIGATIONS                                                6,633,206               5,915,546
OTHER                                                                    0                       0
                                                               -----------             -----------
  TOTAL PREPETITION LIABILITIES                                 93,490,781              98,461,339
                                                               -----------             -----------
  TOTAL LIABILITIES                                            248,946,092             253,406,490
                                                               -----------             -----------
EQUITY
CAPITAL STOCK                                                       25,000                  25,000
ADDITIONAL PAID-IN CAPITAL                                     369,103,287             369,103,287
WARRANTS OUTSTANDING                                             1,256,000               1,256,000
RETAINED EARNINGS (PREPETITION)                               (208,336,575)           (208,336,575)
RETAINED EARNINGS (POSTPETITION)                                (5,660,952)                      0
                                                               -----------             -----------
  TOTAL STOCKHOLDER'S EQUITY                                   156,386,760             162,047,712
                                                               -----------             -----------
  TOTAL LIABILITIES &
      STOCKHOLDER'S EQUITY                                     405,332,852             415,454,201
                                                               -----------             -----------

IN RE:  HOMEPLACE OF AMERICA, INC. ET AL      CASE NO.: 01-0181 THROUGH 01-0184
                                          REPORTING PERIOD:JANUARY 2001

                       STATUS OF POSTPETITION TAXES MOR-4

The beginning tax liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period. The amounts shown below reflects activity for 12/31/00 through 1/27/01.

                                                                        AMOUNT
                                               BEGINNING TAX          WITHHELD OR                               ENDING TAX
                                                 LIABILITY              ACCRUED           AMOUNT PAID           LIABILITY
--------------------------------------------------------------------------------------------------------------------------
Withholding                                        485,031              845,781              878,308              452,504
FICA                                               185,418              992,780            1,010,929              167,269
Income                                                   0                    0                    0                    0
Sales & Use                                      5,199,128            3,328,988            6,348,936            2,179,180
Excise                                                   0                    0                    0                    0
Unemployment                                        25,708              111,275              116,333               20,650
Real Property                                            0                    0                    0                    0
Personal Property                                  637,262              200,818               31,210              806,870
Other:                                                   0                    0                    0                    0
                                                 ---------            ---------            ---------            ---------

TOTAL TAXES                                      6,532,547            5,479,642            8,385,716            3,626,473
                                                 =========            =========            =========            =========


                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

                                                                          NUMBER OF DAYS PAST DUE
                                                           ----------------------------------------------------------
                                           Current         0-30        31-60        61-90       Over 90       Total
---------------------------------------------------------------------------------------------------------------------
Accounts Payable                        $  10,581,552                                                         $   --
Wages Payable                               2,363,807                                                             --
Taxes Payable                               3,731,109                                                             --
Deferred Base Rent                         11,860,239                                                             --
Rent/Leases - Equipment                            --                                                             --
Secured Debt/Revolving Debt               104,468,002                                                             --
Secured Debt/Subordinated Term Note        17,741,916
Professional Fees                                  --                                                             --
Amounts Due to Insiders (1)                        --                                                             --
Other:                                      4,708,686                                                             --
                                        -------------      -----       ------       -------     -------       ------
  Total Postpetition Debts              $ 155,455,311      $  --       $   --       $    --     $    --       $   --
                                        -------------      -----       ------       -------     -------       ------

Explain how and when the Debtor intends to pay any past-due postpetition debt.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(1) Insider is defined in 11 U.S.C. Section 101(31).               Form -MOR-4
                                                                         (9/99)

IN RE:  HOMEPLACE OF AMERICA, INC. ET AL
                                               CASE NO.: 01-0181 THROUGH 01-0184
                                          REPORTING PERIOD: JANUARY 2001

               ACCOUNTS RECEIVABLE RECONCILIATION AND AGING MOR-5
                                    $US (000)

                             ACCOUNTS RECEIVABLE RECONCILIATION                                 AMOUNT
---------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period                           $ 11,435,202
+ Amounts billed during the period                                                                     --
- Amounts collected during the period                                                           8,855,641
                                                                                             ------------
Total Accounts Receivable at the end of the reporting period                                 $  2,579,561
                                                                                             ============

                                 ACCOUNTS RECEIVABLE AGING
0 - 30 days old                                                                              $  2,579,561
31 - 60 days old
61 - 90 days old
91+ days old
                                                                                             ------------
Total Accounts Receivable                                                                       2,579,561
Amount Considered Uncollectible (Bad Debt)                                                             --
                                                                                             ------------
Accounts Receivable (Net)                                                                    $  2,579,561
                                                                                             ============


                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                    Yes/No
------------------------------------------------------------------------------------------------------
1.       Have any assets been sold or transferred outside the normal course of                   No
         business this reporting period? If yes provide an explanation below.

2.       Have any funds been disbursed from any account other than a debtor in                   YES(1)
         possession account this reporting period? If yes, provide an explanation.

3.       Have all postpetition tax returns been timely filed? If no, provide
         an explanation.                                                                          YES

4.       Are workers compensation, general liability and other necessary
         insurance coverages in effect? If no, provide an explanation.                            YES


                                                                     Form -MOR-5

(1) Homeplace of America, Inc. filed for bankruptcy on January 16, 2001. All disbursements prior to this were made from a non-DIP account.

                     IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE


In Re:                            )  Chapter 11
                                  )
WACCAMAW'S HOMEPLACE, et          )  Case No. 01-0181 (PJW)
al.,(1)                           )  (Jointly Administered)
                                  )
                   Debtors.       )
---------------------------------


STATE OF DELAWARE        )
                         )  SS:
COUNTY OF NEW CASTLE     )

                              AFFIDAVIT OF SERVICE

         Nancy Lopez, being duly sworn according to law, deposes and says that she is employed by the law firm of Pachulski, Stang, Ziehl, Young & Jones P.C. and that on the 14th day of March, 2001 she caused a copy of the following document(s) to be served upon the parties on the attached service list(s) in the manner indicated:

         (1)      Monthly Operating Report;


Dated:  March 14, 2001                        /s/ Nancy Lopez
                                              ----------------------------------
                                              Nancy Lopez

Sworn to and subscribed before
me this 14th day of March, 2001.

/s/ Holly Tayhl DalBell
-----------------------------------
Notary Public

My Commission Expires: 02/11/02


----------------------------
(1) The Debtors are the following entities: HomePlace of America, Inc.; HomePlace Management, Inc.; HomePlace Stores, Inc.; and HomePlace Stores Two, Inc.

HomePlace Monthly Operating Service List
Case No. 01-0181 (PJW)
March 14, 2001
Doc. No. 18936
03-Hand Delivery
02-First Class Mail

HAND DELIVERY
Maria Giannirakis
U.S. Department of Justice
Office of the United States Trustee
Eastern District of Pennsylvania
601 Walnut Street, Curtis Center Suite, 950
West
Philadelphia, PA 19106

HAND DELIVERY
(Co-Counsel to Lender)
Mark D. Collins, Esquire
Richards, Layton & Finger, P.A.
One Rodney Square, P.O. Box 551
Wilmington, DE 19899

Hand Delivery
(Co-Counsel to Committee)
David M. Fournier, Esquire
Pepper Hamilton LLP
1201 Market Street, Suite 1600
P.O. Box 1709
Wilmington, DE 19899-1709

FIRST CLASS MAIL
Brett Miller, Esquire
(Counsel to Committee)
Otterbourg, Steindler, Houston & Rosen, P.C.
230 Park Avenue, 29th Floor
New York, NY 10169

FIRST CLASS MAIL
(Counsel to Lender)
Kevin Simard, Esquire
Donald E. Rothman, Esquire
Riemer & Braunstein LLP
Three Center Plaza
Boston, MA 02108